[LOGO]

ECLIPSE
FUNDS

ANNUAL REPORT
December 31, 1999

 TABLE OF CONTENTS

Chairman's Letter...........................................    1

Review of Eclipse-Registered Trademark- Funds

    Eclipse Ultra Short Term Income Fund....................    3

    Eclipse Balanced Fund...................................    5

    Eclipse Mid Cap Value Fund..............................    7

    Eclipse Small Cap Value Fund............................   10

Statements of Net Assets

    Eclipse Ultra Short Term Income Fund....................   13

    Eclipse Balanced Fund...................................   15

    Eclipse Mid Cap Value Fund..............................   20

    Eclipse Small Cap Value Fund............................   22

Statements of Operations....................................   27

Statements of Changes in Net Assets.........................   28

Notes to Financial Statements...............................   30

Financial Highlights

    Eclipse Ultra Short Term Income Fund....................   33

    Eclipse Balanced Fund...................................   34

    Eclipse Mid Cap Value Fund..............................   35

    Eclipse Small Cap Value Fund............................   36

Report of Independent Accountants...........................   37

Change in Independent Accountants...........................   38

Trustees and Officers.......................................   39

Towneley Capital Management, Inc., Investment Manager.......   40

Glossary....................................................   41

-Registered Trademark- Eclipse is a registered service mark of Eclipse Funds.

 CHAIRMAN'S LETTER

Dear Fellow Shareholders:

This current bull market has now become the longest -- and one of the strongest -- in the history of the United States. It is certainly the biggest bull market of the twentieth century. We believe it has also become one of the most overextended and speculative.

Nineteen ninety-nine saw the continuation of prior trends; the economy racked up another strong year and the stock markets made new highs.

THE ECONOMY
The United States continued to experience low inflation and low interest rates. Consumer confidence was the highest it has been in 31 years; the jobless rate was the lowest in almost three decades, with some industries experiencing labor shortages. Savers and investors had a disincentive to own fixed-income securities. Instead, they bought new homes, spent their money, and added to the buying surge in the stock market.

In short, things could not have been better.

THE MARKETS
All United States stock markets were up. Consumer and investor confidence, coupled with the buoyant economy, led to the continuation of the bull market. In the markets, the Internet dot-com frenzy continued both in established technology companies and initial public offerings (IPOs). The IPO market raised a record $69 billion. Merger activity continued as low interest rates and high stock prices made the cost of acquiring companies less expensive than growing them.

The equity markets were strong in the first two quarters of the year, declined sharply in the third quarter after the Federal Reserve raised interest rates, causing investors to worry about possible further increases, and rebounded sharply in the fourth quarter. The Dow Jones Industrial Average was up 7.0% in the first quarter, 12.5% in the second quarter, down 5.4% in the third quarter, back up 11.6% in the fourth quarter, and closed at +27.2% for the year. The quarterly numbers for the Standard & Poor's 500 Index were +5.0%, +7.1%, -6.2%, +14.9%, respectively, and up 21% for the year. The Nasdaq skyrocketed; unlike the other two indices it was up every quarter, and closed the year up an astonishing 86%, due, of course, primarily to technology and Internet stocks.

These returns masked a surprising fact: as many stocks in the Standard & Poor's 500 Index were down as were up. There are two reasons for the disparity between the indexes and the average stock -- MARKET WEIGHTING AND TECHNOLOGY STOCKS. The technology stocks have, yet again, increased so dramatically that they have pulled the entire market (as measured by various indexes) up with them. Most investors tend to purchase relatively equal amounts of stock. This is called "equal weighting." Indexes, on the other hand, are constructed so that larger capitalization companies have more of an impact. This is known as "market weighting." For example, at year-end the two biggest stocks in the Standard & Poor's 500 Index, Microsoft and General Electric, have the same weight, or effect on the Index, as do the bottom 250 stocks.

A word about Internet and other growth stocks. Growth stocks are experiencing their highest valuations ever. This aggressive pricing indicates a rosy outlook for many years, without any interruption of growth rates, a highly unlikely scenario. Stocks in the Standard & Poor's 500 Index are selling at a price/earnings ratio of 33, one of the highest valuations in the history of the Index. Rapidly growing industries inevitably attract competition, and industry leaders today will not necessarily be the industry leaders tomorrow. Often the new growth companies have very small floats (shares outstanding), with much of the stock held by insiders. Changes in the market's perception of their prospects can have a catastrophic effect on inflated prices. In other words, once they start falling, they plummet.

THE BOND MARKET IN PERSPECTIVE
While the stock market had another record-breaking year, the bond market suffered its worst loss since 1994. The total return of the 30 year Treasury bond fell 14.8%. The economy's continued growth was a help to the stock market but a

________________________________________________________________________________
hindrance to the bond market. Bond investors worried that with unemployment so low, growth in wages and prices would put upward pressure on inflation in the future. This fear was heightened by investors' concerns about possible Y2K disruptions. Although the actual inflation rate -- currently 2.7% -- was kept in check, the Federal Reserve sought to combat inflationary pressures by increasing short-term interest rates a quarter point on June 30, August 24 and November 16. By the end of the year, the 30 year Treasury bond yield stood at 6.48%, up 138 basis points for the year.

THE STOCK MARKET IN PERSPECTIVE
In 1999, as in the prior two years, growth stocks outperformed value stocks, large stocks outperformed small stocks, and capitalization-weighted portfolios and indexes outperformed equal-weighted portfolios and indexes. Growth stocks prosper in low interest rate environments. We have been experiencing the most pronounced period favoring growth stocks over value stocks in the past twenty years.

Below is a chart showing the difference between the Value and Growth portions of the Standard & Poor's 500 Index from 1980 through 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 INDEX VALUE MINUS GROWTH 1980-1999
                                            Value Beats Growth
Return                                      Growth Beats Value
1980                                                    -15.82
1981                                                      9.83
1982                                                     -0.99
1983                                                     12.65
1984                                                      8.18
1985                                                     -3.64
1986                                                      7.17
1987                                                     -2.82
1988                                                      9.73
1989                                                    -10.27
1990                                                     -7.05
1991                                                    -15.81
1992                                                      5.46
1993                                                     16.93
1994                                                     -3.78
1995                                                     -1.13
1996                                                     -1.97
1997                                                     -6.55
1998                                                    -27.48
1999                                                    -15.52

Source: Frank Russell Corp.

We don't know what the future will hold. We do know that we have consistently implemented our investment discipline through bad times and good, through bear markets and bull markets. We are investors who search for value and will continue doing that. We believe that the market will at some point pay attention to earnings and to value again.

We thank you for your confidence in us, and we will work to continue to merit your trust in the years to come.

Sincerely,

[SIGNATURE]

Wesley G. McCain
Chairman

________________________________________________________________________________
2

 REVIEW OF ECLIPSE ULTRA SHORT INCOME FUND
 ECUIX

Eclipse Ultra Short Term Income Fund marked its five-year anniversary with a total return of 4.1% for the year. This was in line with the Lipper Ultra Short Obligations Funds Index, which returned 4.5%. Our Fund was the top-ranked socially responsible bond fund in 1999 according to the Social Investment Forum.

The Federal Reserve increased short-term interest rates by a quarter of a percentage point on three occasions this year, pushing the entire yield curve upward. The 30 year Treasury bond yield ended the year at 6.48%, up 138 basis points, while the one year Treasury bill ended the year at 5.96%, up 144 basis points.

We continue to select bonds primarily on the basis of credit quality and duration. At year-end the Fund's portfolio had an average quality rating of A+ and a duration of 0.92 years.

We seek a high level of current income, preservation of capital and a relatively stable net asset value. We also seek a higher return than a money-market fund with less fluctuation than a longer-term bond fund. Investments are limited to securities of socially responsible companies.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/99           % OF PORTFOLIO
------------------------------------------------------------

Finance                                             21.9%
Producer Manufacturing                               9.6
Utilities                                            9.6
Retail Trade                                         9.3
Consumer Services                                    9.1

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1999

                                                                  ANNUALIZED TOTAL
                                                                     RETURN(1)
                                                               1 YEAR         5 YEARS        RISK(2)       RETURN/RISK
----------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(3,4)                       4.1%           6.0%           0.8              7.5
Lipper Ultra Short Obligations Funds Average(5)                 4.5            5.5            0.4             13.8
3 Month Treasury Bill                                           4.8            5.3            0.2             27.0
1 Year Treasury Bill                                            4.0            6.0            0.7              8.6

---------------

                   1)   With income reinvested.
                   2)   Annualized standard deviation of monthly return.
                   3)   The Fund's inception was 12/27/94; its annualized total
                        return through 12/31/99 was 6.0%.
                   4)   Net of management fee waived and after expense reimbursement by manager: 1.67%, 1.20%, 1.22%, 1.20% and 0.93% of average net assets from 1995 through 1999, respectively.
                   5)   After all expenses.

--------------------------------------------------------------------------------

________________________________________________________________________________

                       GROWTH OF $10,000 SINCE INCEPTION
          ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            $ THOUSANDS
                                               LIPPER ULTRA
        Eclipse Ultra Short               Short Obligations
                Term Income  1 Yr T-Bill      Funds Average
Dec-94               10,000       10,000          10,000.00
Mar-95               10,200       10,250          10,163.88
Jun-95               10,453       10,473          10,342.78
Sep-95               10,556       10,622          10,488.25
Dec-95               10,784       10,809          10,655.90
Mar-96               10,890       10,926          10,770.30
Jun-96               11,018       11,069          10,898.97
Sep-96               11,191       11,239          11,054.46
Dec-96               11,375       11,421          11,215.50
Mar-97               11,501       11,551          11,339.36
Jun-97               11,707       11,763          11,519.41
Sep-97               11,903       11,954          11,693.04
Dec-97               12,083       12,118          11,852.78
Mar-98               12,265       12,292          12,018.28
Jun-98               12,448       12,463          12,177.62
Sep-98               12,708       12,724          12,384.57
Dec-98               12,842       12,833          12,495.11
Mar-99               12,983       12,976          12,643.06
Jun-99               13,074       13,122          12,755.90
Sep-99               13,232       13,287          12,895.43
Dec-99               13,371       13,351          13,054.70

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1999
--------------------------------------------------------------------------------

Income dividends                                              $0.6251
Short-term capital gain dividends                               --
Long-term capital gain dividends                                --
                                                              -------
Total 1999 dividends                                          $0.6251
                                                              =======

--------------------------------------------------------------------------------

________________________________________________________________________________
4

 REVIEW OF ECLIPSE BALANCED FUND
 EBALX

Eclipse Balanced Fund ended the year with a disappointing total return of -0.4%. The Lipper Balanced Fund Index returned 9.0%.

The Fund invests primarily in value stocks. This hurt us in 1999 as the disparity in returns between growth and value stocks reached extreme levels. (See the graph in the Chairman's letter.)

Our consistent value method of investing generally involves selection of stocks that have low relative valuations with improving fundamentals. This approach employs "bottom-up" fundamental analysis using quantitative techniques. We select individual stocks rather than industry groups. We are not in the forecasting business: we do not forecast earnings or estimate future growth rates.

At year-end retail trade was the largest stock sector in the Fund. Both Circuit City Stores and the Limited, Inc. were up sharply. Circuit City sells video and audio equipment, appliances and other consumer electronics and office products. The Limited is one of the largest retailers of women's apparel.

Electric technology was another large sector. While these stocks were not directly related to the manic Internet, this sector produced good returns. For example, during the year the Fund bought SCI Systems Inc. and Seagate Technology Inc., which were up sharply. SCI Systems Inc. designs, manufactures, markets, distributes and services electronic products, while Seagate Technology Inc. manufactures disc drives and components for computer resellers, system integrators and retailers. On the other hand, Ingram Micro Inc., a wholesale distributor of computer products and services worldwide, produced a disappointing return due to poor earnings and management turnover.

Possible legislative reform could make it easier for patients to sue their health insurers; therefore, stocks in the health services sector declined, which had a negative impact on the Fund's return. Both Aetna and PacifiCare Health Systems were down since mid year due to the negative environment surrounding health care issues.

Rapid economic growth hindered the bond market. Investors worried that low unemployment would put upward pressure on wages and prices. Inflation rose slightly; the Consumer Price Index closed the year at a modest 2.7%. The Federal Reserve sought to combat inflationary fears by increasing short-term interest rates a quarter of a percent on three separate occasions.

During the year the Fund shortened the duration of its bond portfolio, thereby reducing the volatility of the portfolio. The longer the duration of a bond portfolio, the greater its price fluctuation, or volatility. By year-end the duration was 3.6 years, close to the benchmark index duration (the Merrill Lynch Corporate and Government 1-9.99 Years Bond Index). The total return of the Fund's bond portfolio was -0.3% versus the benchmark index of 0.5%. The average quality rating was A.
----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/99           % OF ENTIRE
                                              PORTFOLIO
------------------------------------------------------------

Finance                                             14.9%
Utilities                                            9.1
Electronic Technology                                8.8
Retail Trade                                         8.6
Consumer Non-Durables                                8.4

----------------------------------------------------

________________________________________________________________________________

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1999

                                                                            ANNUALIZED TOTAL RETURN(1)
                                                               1 YEAR    5 YEARS    10 YEARS   RISK(2)    RETURN/RISK
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(3,4)                                     (0.4)%     13.0%      11.5%       7.7          1.5
Lipper Balanced Fund Index(5)                                   9.0       16.3       12.3        8.4          1.5
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index          0.5        7.1        7.3        3.1          2.4
Standard & Poor's 500 Index                                    21.0       28.6       18.2       13.4          1.4
3 Month Treasury Bill                                           4.8        5.3        5.3        0.4         13.3

---------------

                    1   With income reinvested.
                    2   Annualized standard deviation of monthly return.
                    3   The Fund's inception was May 1, 1989; its annualized return through December 31, 1999 was 11.2%.
                    4   Net of management fee waived equivalent to 0.8% of average net assets from 1989 through 1992, 0.5%, 0.4%, 0.3%, 0.2%,
                        0.2%, and 0.1% from 1993 through 1998, respectively. Returns are also net of reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.
                    5   After all expenses.

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 SINCE INCEPTION
                  ECLIPSE BALANCED FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ECLIPSE BALANCED  LIPPER BALANCED INDEX
Apr-89            10,000                 10,000
Dec-89            10,445                 11,139
Dec-90            10,596                 11,211
Dec-91            12,812                 14,107
Dec-92            14,353                 15,159
Dec-93            16,803                 16,971
Dec-94            16,807                 16,624
Dec-95            20,673                 20,760
Dec-96            23,344                 23,461
Dec-97            28,803                 28,166
Dec-98            31,116                 32,482
Dec-99            31,002                 35,405

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.
--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1999
--------------------------------------------------------------------------------

Income dividends                                              $0.5825
Short-term capital gain dividends                              0.0579
Long-term capital gain dividends                               1.1041
                                                              -------
Total 1999 dividends                                          $1.7445
                                                              =======

--------------------------------------------------------------------------------

________________________________________________________________________________
6

 REVIEW OF ECLIPSE MID CAP VALUE FUND
 ECGIX

Eclipse Mid Cap Value Fund eked out a positive return for the year: up 0.04%. The Fund outperformed the Russell Midcap Value Index which was down 2.3%, but underperformed both the Russell Midcap Index, up 16.5%, and the S&P 500 Index, up 21%.

Nineteen ninety-nine saw the continuation of the trend of high valuations in a narrow market segment--Internet-related stocks with high expected future growth rates. Although we found some opportunities in the technology sector, most of the technology companies with extraordinary valuations are not profitable. For example, Amazon.com has not yet earned any money. Because the Fund did not invest in the high-growth Internet stocks, it did not participate in their extraordinary returns.

We are in the midst of an information revolution. Investors are excited about both the new technology and the prospects for investment gain. These enthusiastic investors believe that fast-growing, high-technology companies will inevitably be profitable. While previous investments in technologies that had a transforming effect on the population, such as electric power, railroads, airlines, and television and radio, may have rewarded investors handsomely in the beginning, those high growth rates and returns declined as the industries matured over time. For example, railroads had a monopoly over long distance transportation until the automobile, trucking and airline industries competed with them. The initial large returns did not continue forever. Internet businesses are characterized by ease of entry (e.g., it is easier to start a web magazine or a software business than it was to build a railroad) and thin profit margins. Because of this, most Internet companies will not be able to sustain their growth and earnings (should they have any) for long. We believe the valuations given to most of these companies are speculative and that the expected growth rates will not materialize.

There are two basic investment styles: value and growth. Growth companies, such as those in the technology sector, tend to be more expensive than value companies--they have higher price/earnings ratios, price/cash flow ratios, and price/revenue multiples. Value companies have lower valuations. The performance of the two types of stocks varies, often according to the economic and business cycle. The Russell Midcap Index separates its component stocks into two groups--growth (The Russell Midcap Growth Index) and value (The Russell Midcap Value Index). The Growth Index was up 50.7%, while the Value Index declined 2.3%, a spread of 53 percentage points. This is the largest spread between value and growth in the history of this index.

A QUANTITATIVE APPROACH

We use a consistent, quantitative approach to measure economic value in selecting relatively undervalued equities. We use actual financial data to determine a company's relative value. We do not forecast earnings or estimate future growth rates. Our consistent application of these methods causes us to maintain a portfolio of relatively undervalued companies with improving profitability.

We select stocks based on their individual investment merit. The stocks we buy usually have low relative valuations and improving current operating characteristics. Valuations are low because the market believes these companies do not have strong growth prospects. Relatively weak historical growth rates are not always meaningful if a company has had some recent problems. We select companies that we believe are emerging from situations that have restrained profitability only temporarily.

The Fund may have a large percentage of its portfolio in certain industries, not because of a decision to invest in them, but by default. Companies in the same industry often experience a weak business cycle at the same time; this results in slower growth rates and correspondingly lower valuations. Therefore, our value-oriented selection process may lead us to invest in many companies within one sector.

Compared to the indexes, the Fund held a relatively small position in electronic technology--9% at year-end--which restrained Fund performance. One of the fund's holdings in this sector, Ingram Micro, which distributes technology products and services, declined due to poor reported earnings. The company cut its prices in order to maintain market share.

The health services sector also held back performance. United Healthcare Corp and Aetna Inc. continue to look relatively attractive despite falling stock prices in the last half of the year.

Among the Fund's strongest performers have been Best Buy Co. Inc., SCI Systems Inc., Seagate Technology, Phelps Dodge Corp. and Deere & Co. Best Buy, SCI Systems, and Seagate Technology are technology-related companies.

________________________________________________________________________________

Best Buy retails consumer electronics, home office equipment, entertainment software and appliances. SCI Systems designs, manufactures, markets, distributes and services electronic products sold to a wide group of technology users. Seagate Technology manufactures disc drives and components for computer resellers, system integrators and retailers. In our opinion, these companies were relatively undervalued and had improving business characteristics at the time we bought them.

Neither Phelps Dodge nor Deere are technology stocks. In fact, they are in old-fashioned smokestack businesses. Phelps Dodge produces copper, carbon black and magnet wire. It recently acquired Cyprus Amax Minerals Company, becoming the world's second largest copper producer. Deere & Company manufactures and distributes a range of agricultural, construction, commercial and consumer equipment. The company recently made two acquisitions that will expand its product line and its business in Europe, where the company expects stronger growth. The stock has risen recently, which we believe is an indication that the market has recognized that the company is well-positioned for future growth and strong profitability.

VALUATION

We compare companies both within and across industries by analyzing financial data with respect to the stock price, and then comparing the company to the 7000+ companies in our data base. Our goal is to buy a stock cheaply based on various financial measures.

The table below shows year-end valuations of the stocks in Eclipse Mid Cap Value Fund, the Russell Midcap Index, and the S&P 500 Index .

----------------------------------------------------

                                                        RUSSELL
                      ECLIPSE MID CAP      S&P 500       MIDCAP
                           VALUE            INDEX        INDEX
----------------------------------------------------------------
Price/Sales                 1.0              6.7           5.3
Price/Earnings             17.7             33.4          35.2
Price/Book Value            3.1              9.3           6.3

Stocks in the S&P 500 Index are almost seven times as expensive as the stocks in the Eclipse Mid Cap Value Fund with respect to sales, almost twice as expensive on earnings, and three times as expensive on book value ratios. The stocks in the Russell Midcap Index are also more expensive than those in the Eclipse Mid Cap Fund based upon the same criteria.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS 12/31/99           % OF PORTFOLIO
------------------------------------------------------------

Retail Trade                                        11.1%
Producer Manufacturing                              10.3
Finance                                              9.1
Electronic Technology                                9.1
Consumer Non-Durables                                7.3

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1999

                                                                       ANNUALIZED TOTAL RETURN(1)
                                                                   1 YEAR       5 YEARS       RISK(2)       RETURN/RISK
-----------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(3,4)                                    0.04%         17.8%         13.8             1.3
Russell Midcap Index                                               18.2          21.9          14.6             1.5
Standard & Poor's 500 Index                                        21.0          28.6          13.8             2.1
3 Month Treasury Bill                                               4.8           5.3           0.2            27.0

---------------

                    1   With income reinvested.
                    2   Annualized standard deviation of monthly return.
                    3   The Fund's inception was 12/27/94; its annualized total
                        return through 12/31/99 was 17.8%.
                    4   Net of management fee waived and after expense reimbursement by manager: 0.95%, 0.67%, 0.16%, and 0.06% of average net
                        assets from 1995 through 1998, respectively.

--------------------------------------------------------------------------------

________________________________________________________________________________
8

                       GROWTH OF $10,000 SINCE INCEPTION
               ECLIPSE MID CAP VALUE FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$ THOUSANDS
             ECLIPSE MID       RUSSELL
               CAP VALUE  MIDCAP INDEX
Dec-94            10,000        10,000
Mar-95            10,460        11,041
Jun-95            11,271        11,965
Sep-95            12,212        13,025
Dec-95            12,684        13,445
Mar-96            13,395        14,254
Jun-96            13,746        14,656
Sep-96            14,076        15,115
Dec-96            15,526        16,000
Mar-97            15,699        15,869
Jun-97            17,772        18,021
Sep-97            20,176        20,414
Dec-97            20,566        20,641
Mar-98            23,612        22,871
Jun-98            23,835        22,526
Sep-98            20,454        19,187
Dec-98            22,700        22,725
Mar-99            21,587        22,618
Jun-99            24,031        25,074
Sep-99            20,989        22,919
Dec-99            22,727        26,868

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.
--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1999
--------------------------------------------------------------------------------

Income dividends                                              $0.1097
Short-term capital gain dividends                              0.0682
Long-term capital gain dividends                               1.4692
                                                              -------
Total 1999 dividends                                          $1.6471
                                                              =======

--------------------------------------------------------------------------------

________________________________________________________________________________

 REVIEW OF ECLIPSE SMALL CAP VALUE FUND
 EEQFX

Eclipse Small Cap Value Fund was up 3.1% in 1999. The Fund invests in small capitalization, value companies; both these groups had poor returns. Within the small cap value investment universe, the Fund outperformed the Russell 2000 Value Index, which was down almost 4%.

There are two basic investment styles--value and growth. Growth companies, such as those in the technology sector, tend to be more expensive than value companies--they have higher price/earnings ratios, price/cash flow ratios, and price/revenue multiples. Growth companies generally do well during stronger economic cycles when investors are willing to take more risk; investors often prefer value stocks when the economic environment is more uncertain.

The Russell indexes measure the growth and value sectors within the small capitalization market. The Russell 2000 Index is divided into two indexes of 1000 stocks in each. Companies with high valuations are assigned to the Russell 2000 Growth Index while those with lower valuations are included in the Russell 2000 Value Index. The dichotomy between the performance of these two indices this past year was extraordinary: the Growth Index soared 42.5% while the Value Index declined almost 4%. This difference of 46.5 percentage points is the widest spread in the history of these indices.

Compared to the Russell 2000 Index, the Eclipse Small Cap Value Fund performed poorly. The primary reason for this is technology stocks, specifically Internet stocks. The Fund did not invest in Internet stocks because we find them extraordinarily expensive at these levels. Nevertheless, these stocks had remarkable returns.

As stocks increase in price, they become a more significant part of any index in which they are included. For example, technology stocks comprised 24% of the Russell 2000 Index in 1998 but, because of their price gains, rose to over 30% in 1999. The Russell 2000 Growth Index rose from a 38% technology weighting in 1998 to 52% in 1999. This means that more than half of the Index returns are attributed to technology stocks. No airlines, steel, basic machinery, automotive, food, copper, health care, pharmaceuticals, or retail stores matter. Only technology and Internet stocks count. The Russell 2000 Value Index, however, has 14% in technology stocks, and Eclipse Small Cap Value Fund has 8%. The difference in the technology sector weightings explains some of the dispersion in the returns between the Indexes and the Fund. The companies with the strongest performance contributions to the Russell 2000 Index this year, and the Russell 2000 Growth Index, were Broadvision, CMGI and E*trade, all companies in the business of providing Internet-related services.

In general, technology companies have relatively high valuations. These valuations reflect investor expectations of high growth and higher returns on investment. Over long periods of time, companies with higher valuations generally have poorer performance than companies with lower valuations, because such high expected growth rates are not sustainable. It is difficult to determine the future of technology and technology-related companies because the dynamics in the business change so rapidly. Currently many technology and Internet companies have huge volume growth (revenues) but little or no profitability (earnings). Investors believe that high revenues will inevitably produce high profits. We believe the current expectations are out of line and that investors are taking a lot of risk by investing in some of these companies.

We continue to select stocks based on their individual investment merit. These stocks tend to be cheap and have strong current operating characteristics. Valuations are relatively low because investors believe these companies do not have strong growth or profitability prospects.

The Fund may have large positions in some industries, not because of a decision to invest in them, but by default. Often companies in the same industry experience a weak business cycle simultaneously. The weak cycle results in slower growth rates and correspondingly lower valuations. Because companies in an entire industry may be selling "cheaply," the Fund may own many companies in one industry.

The weak performance of some companies in the finance sector of the portfolio had a negative effect on fund returns for the year. Companies such as Stewart Info Services, Landamerica Financial Group and Frontier Insurance Group Incorporated reported poor earnings because of pricing pressure in their business.

In 1999, the sectors that contributed the most to overall Fund performance were retail trade, electronic technology and producer manufacturing. In the retail trade sector, two stocks, Best Buy Corp. and Elcom International Inc., were

________________________________________________________________________________
10
the best performers. Best Buy Corp. retails consumer electronics; Elcom International Inc. enables companies to conduct interactive electronic commerce. In the electronic technology sector, the best performing company was Oak Technology, a supplier of semiconductors and software to the multimedia personal computer market. These companies were purchased at a time when their valuation levels were relatively low. As the valuation of these companies has risen, we have trimmed the positions. The best performing company in the producer manufacturing sector was Case Corporation, a manufacturer of farm and construction equipment, which was recently acquired.

We buy stocks of undervalued companies at a low price. These companies are often acquired by other firms, which are able to buy revenues and assets cheaply. It is often cheaper for companies to increase their growth by buying assets of another company than to expand internally. In 1999, there were 44 mergers and acquisitions of Fund stock holdings, totaling $38 million, or more than 10% of the total value of the Fund.

The table below gives comparative valuation data for Eclipse Small Cap Value Fund and the Russell 2000 Index at December 31, 1999 and shows why we believe the stocks we buy are undervalued. Stocks in the Russell 2000 Index are more than 12 times as expensive as the stocks in Eclipse Small Cap Value Fund with respect to sales, more than twice as expensive in terms of earnings, and almost three times as expensive on book value.

----------------------------------------------------

                                                 RUSSELL
                       ECLIPSE SMALL CAP VALUE     2000
---------------------------------------------------------
Price/Sales                      0.7               12.1
Price/Earnings                  16.0               33.1
Price/Book Value                 2.6                7.6

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS 12/31/99           % OF PORTFOLIO
------------------------------------------------------------

Retail Trade                                        12.8%
Consumer Durables                                   10.0
Producer Manufacturing                               8.8
Electronic Technology                                8.1
Commercial Services                                  7.5

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1999

                                                                             ANNUALIZED TOTAL RETURN(1)
                                                                1 YEAR    5 YEARS    10 YEARS   RISK(2)    RETURN/RISK
----------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(3,4)                                3.1%      17.2%      12.8%      13.0          1.0
Lipper Small Cap Value Fund Index(5)                             1.3       12.2       11.1       13.6          0.8
Standard & Poor's Small Cap 600 Index                           12.4       17.1       13.1       17.2          0.8
Russell 2000 Index                                              21.3       16.7       13.4       17.2          0.8
Standard & Poor's 500 Index                                     21.0       28.6       18.2       13.4          1.4
3 Month Treasury Bill                                            4.8        5.3        5.3        0.4         13.3
---------------

                    1   With income reinvested.
                    2   Annualized standard deviation of monthly return.
                    3   The Fund's inception was 1/12/87; its annualized total
                        return through 12/31/99 was 11.8.%.
                    4   Net of management fee waived in 1987 equivalent to 0.1% of average net assets.
                    5   After all expenses.

--------------------------------------------------------------------------------

________________________________________________________________________________

                       GROWTH OF $10,000 SINCE INCEPTION
              ECLIPSE SMALL CAP VALUE FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$ THOUSANDS
             ECLIPSE SMALL      RUSSELL
                 CAP VALUE  2000 IINDEX
Jan-87              10,000       10,000
Dec-87               9,704        8,172
Dec-88              10,936       10,206
Dec-89              12,732       11,864
Dec-90              10,994        9,550
Dec-91              14,421       13,947
Dec-92              17,215       16,515
Dec-93              20,143       19,638
Dec-94              19,185       19,280
Dec-95              22,964       24,763
Dec-96              29,821       28,848
Dec-97              39,748       35,299
Dec-98              41,104       34,400
Dec-99              42,361       41,712

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

[Previously we used the Lipper Small Cap Fund Index as one of our benchmarks. Lipper no longer provides that Index. We are now using the Lipper Small Cap Value Index, which is the most appropriate of the Lipper small cap indices, and is the one in which Lipper has placed Eclipse Small Cap Value Fund. We have provided comparative data in the table above. Eclipse's inception was January, 1987, while the inception of the Index was in 1989. Therefore, we are unable to show it as a benchmark against the Fund.]

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1999
--------------------------------------------------------------------------------

Income dividends                                              $0.0054
Short-term capital gain dividends                              0.1030
Long-term capital gain dividends                               0.4151
                                                              -------
Total 1999 dividends                                          $0.5235
                                                              =======

--------------------------------------------------------------------------------

________________________________________________________________________________
12

STATEMENT OF NET ASSETS--DECEMBER 31, 1999  ECLIPSE ULTRA SHORT TERM INCOME FUND

--------------------------------------------------------------------------------
                          U.S. CORPORATE BONDS 86.33%

                                                              FACE       VALUE
                                                             AMOUNT     (NOTE 1)
COMMERCIAL SERVICES 1.30%
Donnelley (R.R.) & Son Notes, 6.34%, due 06/21/00           $ 100,000  $  100,064
                                                                       ----------
CONSUMER DURABLES 5.16%
Ford Motor Credit Company Notes, 6.85%, due 08/15/00          200,000     200,415
Ford Motor Credit Company Notes, 5.125%, due 10/15/01         100,000      96,957
Mattel, Inc. Notes, 6.75%, due 05/15/00                       100,000      99,928
                                                                       ----------
                                                                          397,300
                                                                       ----------
CONSUMER NON-DURABLES 1.29%
Coca-Cola Enterprises Inc. Notes, 6.375%, due 08/01/01        100,000      99,435
                                                                       ----------
CONSUMER SERVICES 9.08%
Disney (Walt) Company Sr. Notes, 6.375%, due 03/30/01         300,000     299,114
Gannett Co., Inc. Sr. Notes, 5.85%, due 05/01/00              300,000     299,716
Time Warner, Inc. Notes, 7.95%, due 02/01/00                  100,000     100,121
                                                                       ----------
                                                                          698,951
                                                                       ----------
ELECTRONIC TECHNOLOGY 3.23%
IBM Corporation Notes, 6.375%, due 06/15/00                   100,000     100,154
IBM Corporation Notes, 5.80%, due 05/15/01                    150,000     148,371
                                                                       ----------
                                                                          248,525
                                                                       ----------
FINANCE 21.85%
American Express Credit Corporation Sr. Notes, 6.125%, due
 06/15/00                                                     240,000     239,906
American General Finance Corporation Sr. Notes, 6.125%,
 due 09/15/00                                                  90,000      89,721
Associates Corp. of North America Notes, 5.60%, due
 01/15/01                                                     200,000     197,668
Commercial Credit Group, Inc. Sr. Notes, 5.75%, due
 07/15/00                                                     100,000      99,740
Fleet Financial Group, Inc. Notes, 7.125%, due 05/01/00       200,000     200,516
Household Finance Corporation Notes, 6.375%, due 06/30/00     175,000     174,947
International Lease Finance Corporation Notes, 6.42%, due
 09/11/00                                                     200,000     199,899
Marsh & McLennan Co's., Inc. Sr. Notes, 6.625%, due
 06/15/04                                                      35,000      34,172
                                                              FACE       VALUE
                                                             AMOUNT     (NOTE 1)
FINANCE (CONT'D)
Merrill Lynch & Co., Inc. Notes, 6.00%, due 02/12/03        $ 200,000  $  193,694
Norwest Financial, Inc. Notes, 5.125%, due 04/15/00            50,000      49,834
Transamerica Finance Corporation Sr. Notes, 7.50%, due
 09/14/01                                                     200,000     200,811
                                                                       ----------
                                                                        1,680,908
                                                                       ----------
HEALTH TECHNOLOGY 5.01%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                     200,000     200,356
Upjohn Company Notes, 5.875%, due 04/15/00                    185,000     184,897
                                                                       ----------
                                                                          385,253
                                                                       ----------
NON-ENERGY MINERALS 1.95%
Alcan Aluminum Corporation Ltd. Notes, 5.875%, due
 04/01/00                                                     150,000     149,887
                                                                       ----------
PROCESS INDUSTRIES 6.36%
Engelhard Corporation Notes, 7.00%, due 08/01/01              250,000     248,905
International Paper Company Notes, 6.875%, due 07/10/00       100,000     100,077
Monsanto Company Notes, 6.00%, due 07/01/00                   140,000     139,953
                                                                       ----------
                                                                          488,935
                                                                       ----------
PRODUCER MANUFACTURING 9.59%
Deere (John) Capital Corporation Notes, 6.15%, due
 08/01/00                                                     200,000     199,558
Deere (John) Capital Corporation Notes, 6.23%, due
 10/18/00                                                     200,000     199,068
Dresser Industries, Inc. Sr. Notes, 6.25%, due 06/01/00       100,000     100,107
Ingersoll-Rand Company Sr. Notes, 6.255%, due 02/15/01        100,000      99,284
Xerox Corporation Notes, 5.50%, due 11/15/03                  150,000     139,913
                                                                       ----------
                                                                          737,930
                                                                       ----------
RETAIL TRADE 9.32%
Dillard's Department Stores Inc. Notes, 5.79%, due
 11/15/01                                                     100,000      96,847
Penney (J.C.) Co., Inc. Notes, 6.375%, due 09/15/00           250,000     247,530
Sears Roebuck Acceptance Corporation Notes, 6.50%, due
 06/15/00                                                      50,000      50,005
Sears Roebuck Acceptance Corporation Notes, 6.70%, due
 08/13/01                                                     200,000     197,987

________________________________________________________________________________

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

                                                              FACE       VALUE
                                                             AMOUNT     (NOTE 1)
RETAIL TRADE (CONT'D)
Wal-Mart Stores Notes, 6.75%, due 05/15/02                  $ 125,000  $  124,856
                                                                       ----------
                                                                          717,225
                                                                       ----------
TRANSPORTATION 2.60%
CSX Corporation Notes, 9.50%, due 08/01/00                     50,000      50,777
Norfolk Southern Corporation Notes, 6.95%, due 05/01/02       150,000     148,860
                                                                       ----------
                                                                          199,637
                                                                       ----------
UTILITIES 9.59%
Ameritech Capital Funding Notes, 5.65%, due 01/15/01          200,000     198,035
                                                              FACE       VALUE
                                                             AMOUNT     (NOTE 1)
UTILITIES (CONT'D)
Cincinnati Gas & Electric Company Notes, 6.45%, due
 02/15/04                                                   $ 150,000  $  143,936
Ohio Bell Telephone Company Notes, 5.75%, due 05/01/00        100,000      99,818
US West Communications, Inc. Notes, 6.375%, due 10/15/02      150,000     147,331
WorldCom, Inc. Notes, 6.125%, due 08/15/01                    150,000     148,375
                                                                       ----------
                                                                          737,495
                                                                       ----------
Total U.S. Corporate Bonds
 (Cost $6,752,993)                                                     $6,641,545
                                                                       ----------

                             FEDERAL AGENCIES 6.48%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Student Loan Marketing Association (V.R.), 6.163%, due
 08/10/00                                                   $  250,000  $  250,028
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Student Loan Marketing
 Association (V.R.), 5.723%, due 03/07/01                   $  250,000  $  248,778
                                                                        ----------
Total Federal Agencies
 (Cost $499,803)                                                        $  498,806
                                                                        ----------

                          SHORT-TERM INVESTMENTS 5.37%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
CERTIFICATES OF DEPOSIT 2.60%
Louisville Community Development Bank, 4.55%, due 04/08/00  $  100,000  $  100,000
Self Help Credit Union, 4.70%, due 03/19/00                    100,000     100,000
                                                                        ----------
                                                                           200,000
                                                                        ----------
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
REPURCHASE AGREEMENTS 2.77%
State Street Bank and Trust Company, 2.50%, due 01/03/00
 (Collateralized by $205,000 U.S. Treasury Bond, 7.25%,
 due 08/15/22, Market Value -- $221,913)                    $  212,825  $  212,825
                                                                        ----------
Total Short-Term Investments
 (Cost $412,825)                                                        $  412,825
                                                                        ----------

--------------------------------------------------------------------------------

Total Investments (98.18%)
 (Cost $7,665,621+)                                                     $7,553,176
Cash and Other Assets in Excess of Liabilities (1.82%)                     139,883
                                                                        ----------
Net Assets (100.00%) 784,243 shares outstanding (Note 3)                $7,693,059
                                                                        ==========
Net Asset Value, offering and redemption price per share                     $9.81
                                                                        ==========

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $69 and $112,514, respectively.
     The accompanying notes form an integral part of these financial statements.

________________________________________________________________________________
14

               STATEMENT OF NET ASSETS--DECEMBER 31, 1999  ECLIPSE BALANCED FUND

--------------------------------------------------------------------------------
                              COMMON STOCKS 57.36%

                                                                          VALUE
                                                              SHARES    (NOTE 1)
COMMERCIAL SERVICES 2.32%
Manpower Inc.                                                  22,500  $   846,563
Sysco Corporation                                              23,800      941,587
                                                                       -----------
                                                                         1,788,150
                                                                       -----------
CONSUMER DURABLES 1.44%
Briggs & Stratton Corporation                                   4,300      230,587
General Motors Corporation                                      8,300      603,306
Midway Games Inc.*                                             11,700      280,069
                                                                       -----------
                                                                         1,113,962
                                                                       -----------
CONSUMER NON-DURABLES 5.73%
Dial Corporation (The)                                         32,100      780,431
Hormel Foods Corporation                                       22,000      893,750
IBP, Inc.                                                      35,500      639,000
Kellogg Company                                                26,100      804,206
Liz Claiborne, Inc.                                             8,500      319,813
NIKE, Inc. Class B                                             19,900      986,294
                                                                       -----------
                                                                         4,423,494
                                                                       -----------
CONSUMER SERVICES 1.39%
Central Newspapers, Inc. Class A                                5,300      208,687
Tribune Company                                                15,600      858,975
                                                                       -----------
                                                                         1,067,662
                                                                       -----------
ELECTRONIC TECHNOLOGY 6.85%
Boeing Company (The)                                           10,000      415,625
CTS Corporation                                                 4,600      346,725
Hewlett-Packard Company                                         9,900    1,127,981
Intel Corporation                                               5,100      419,794
Novell, Inc.*                                                  19,100      762,806
RSA Security Inc.*                                              7,000      542,500
SCI Systems, Inc.*                                             14,800    1,216,375
Texas Instruments Incorporated                                  4,700      455,313
                                                                       -----------
                                                                         5,287,119
                                                                       -----------
FINANCE 4.93%
Allstate Corporation (The)                                     19,900      477,600
Bear Stearns Companies Inc. (The)                              18,502      790,961
CNA Financial Corporation*                                     19,400      755,388
Horace Mann Educators Corporation                               4,100       80,462
Old Republic International Corporation                         23,800      324,275
PartnerRe Ltd.                                                 17,500      567,656
SAFECO Corporation                                             17,300      430,338
                                                                          VALUE
                                                              SHARES    (NOTE 1)
FINANCE (CONT'D)
Unitrin, Inc.                                                  10,100  $   380,012
                                                                       -----------
                                                                         3,806,692
                                                                       -----------
HEALTH SERVICES 3.35%
Aetna Inc.                                                     17,100      954,394
First Health Group Corporation*                                10,900      292,937
PacifiCare Health Systems, Inc.*                               14,600      773,800
United HealthCare Corporation                                  10,600      563,125
                                                                       -----------
                                                                         2,584,256
                                                                       -----------
HEALTH TECHNOLOGY 3.67%
Bard (C.R.), Inc.                                              21,500    1,139,500
Chiron Corporation*                                            20,400      864,450
Mallinckrodt Inc.                                              26,000      827,125
                                                                       -----------
                                                                         2,831,075
                                                                       -----------
INDUSTRIAL SERVICES 1.94%
BJ Services Company*                                            7,800      326,137
Diamond Offshore Drilling, Inc.                                11,500      351,469
Fluor Corporation                                              17,900      821,163
                                                                       -----------
                                                                         1,498,769
                                                                       -----------
NON-ENERGY MINERALS 2.65%
Georgia-Pacific Corporation                                    11,400      578,550
Phelps Dodge Corporation                                       21,900    1,470,038
                                                                       -----------
                                                                         2,048,588
                                                                       -----------
PROCESS INDUSTRIES 2.09%
Anixter International Inc.*                                    10,800      222,750
Grace (W.R.) & Co.*                                            15,100      209,512
Imation Corporation*                                            9,600      322,200
Loews Corporation                                               8,500      515,844
Westvaco Corporation                                           10,500      342,563
                                                                       -----------
                                                                         1,612,869
                                                                       -----------
PRODUCER MANUFACTURING 6.70%
American Standard Companies Inc.*                              20,100      922,088
Cooper Industries, Inc.                                        10,800      436,725
Crown Cork & Seal Company, Inc.                                48,600    1,087,425
Johnson Controls, Inc.                                         15,400      875,875
Mark IV Industries, Inc.                                       11,900      210,481
Minnesota Mining and Manufacturing Company                      9,100      890,663
Navistar International Corporation*                            12,300      582,712

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                                          VALUE
                                                              SHARES    (NOTE 1)
PRODUCER MANUFACTURING (CONT'D)
Polycom, Inc.*                                                  2,600  $   165,587
                                                                       -----------
                                                                         5,171,556
                                                                       -----------
RETAIL TRADE 8.09%
AutoNation, Inc.*                                              46,500      430,125
BJ's Wholesale Club, Inc.*                                     13,600      496,400
Best Buy Co., Inc.*                                             4,000      200,750
Circuit City Stores-Circuit City Group                         21,400      964,337
Consolidated Stores Corporation*                               17,200      279,500
Costco Wholesale Corporation*                                   7,800      711,750
Dillard's, Inc. Class A                                        34,900      704,544
Footstar, Inc.*                                                 3,500      106,750
Kmart Corporation*                                             16,000      161,000
Lands' End, Inc.*                                               3,600      125,100
Limited, Inc. (The)                                            22,700      983,194
Toys "R" Us, Inc.*                                             75,300    1,077,731
                                                                       -----------
                                                                         6,241,181
                                                                       -----------
                                                                          VALUE
                                                              SHARES    (NOTE 1)
TECHNOLOGY SERVICES 1.40%
Seagate Technology, Inc.*                                      19,300  $   898,656
Symantec Corporation*                                           3,100      181,738
                                                                       -----------
                                                                         1,080,394
                                                                       -----------
TRANSPORTATION 3.63%
AMR Corporation*                                               14,800      991,600
Delta Air Lines, Inc.                                           6,900      343,706
UAL Corporation*                                                9,000      698,062
US Airways Group, Inc.*                                        23,800      763,088
                                                                       -----------
                                                                         2,796,456
                                                                       -----------
UTILITIES 1.18%
Energy East Corporation                                        24,600      511,988
PP&L Resources, Inc.                                           17,500      400,312
                                                                       -----------
                                                                           912,300
                                                                       -----------
Total Common Stocks
 (Cost $42,140,027)                                                    $44,264,523
                                                                       -----------

                          U.S. CORPORATE BONDS 33.99%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
COMMERCIAL SERVICES 0.63%
Sysco Corporation Sr. Notes, 6.50%, due 06/15/05           $  500,000  $   482,379
                                                                       -----------
CONSUMER DURABLES 3.29%
Chrysler Financial Corporation Notes, 6.625%, due
 08/15/00                                                   1,250,000    1,251,291
Ford Motor Credit Company Notes, 8.375%, due 01/15/00         250,000      250,150
General Motors Acceptance Corporation Notes, 5.50%, due
 12/15/01                                                     100,000       97,120
General Motors Corporation Notes, 7.00%, due 06/15/03         700,000      694,791
General Motors Corporation Notes, 7.10%, due 03/15/06         250,000      245,171
                                                                       -----------
                                                                         2,538,523
                                                                       -----------
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
CONSUMER NON-DURABLES 2.65%
Coca-Cola Enterprises, Inc. Notes, 7.875%, due 02/01/02    $  200,000  $   203,668
Coca-Cola Enterprises, Inc. Notes, 6.625%, due 08/01/04       100,000       97,790
Heinz (H.J.) Company Notes, 6.875%, due 01/15/03              100,000       99,878
Hertz Corporation Sr. Notes, 7.375%, due 06/15/01             100,000      100,429
PepsiCo, Inc. Notes, 6.80%, due 05/15/00                      340,000      340,867
Phillip Morris Companies Inc. Notes, 7.625%, due 05/15/02     100,000       99,591
Sara Lee Corporation Notes, 6.00%, due 01/15/08             1,200,000    1,099,804
                                                                       -----------
                                                                         2,042,027
                                                                       -----------
CONSUMER SERVICES 0.58%
Disney (Walt) Company (The) Notes, 6.375%, due 03/30/01       200,000      199,409

________________________________________________________ * NON-INCOME PRODUCING.
16

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
CONSUMER SERVICES (CONT'D)
McDonald's Corporation Sr. Notes, 6.625%, due 09/01/05     $  255,000  $   250,837
                                                                       -----------
                                                                           450,246
                                                                       -----------
ELECTRONIC TECHNOLOGY 1.99%
Boeing Co. Notes, 6.35%, due 06/15/03                         500,000      486,005
IBM Corporation Notes, 6.375%, due 06/15/00                   450,000      450,694
IBM Corporation Notes, 7.25%, due 11/01/02                    300,000      303,983
Lucent Technologies, Inc. Notes, 6.90%, due 07/15/01          100,000      100,374
Rockwell International Corporation Notes, 6.625%, due
 06/01/05                                                     200,000      193,883
                                                                       -----------
                                                                         1,534,939
                                                                       -----------
ENERGY MINERALS 0.52%
Exxon Capital Corporation Guaranteed Notes, 7.45%, due
 12/15/01                                                     300,000      303,917
Exxon Capital Corporation Guaranteed Notes, 6.625%, due
 08/15/02                                                     100,000       99,593
                                                                       -----------
                                                                           403,510
                                                                       -----------
FINANCE 9.97%
American Express Credit Corporation Notes, 6.125%, due
 06/15/00                                                     200,000      199,922
American General Finance Corporation Notes, 8.00%, due
 02/15/00                                                     200,000      200,391
American General Finance Corporation Notes, 5.875%, due
 07/01/00                                                   1,000,000      997,984
Associates Corp. of North America Notes, 7.875%, due
 09/30/01                                                     100,000      101,439
Associates Corp. of North America Notes, 6.375%, due
 10/15/02                                                     100,000       98,344
Associates Corp. of North America Sr. Notes, 6.50%, due
 08/15/02                                                     100,000       98,807
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
FINANCE (CONT'D)
BankAmerica Corporation Notes, 7.125%, due 03/01/09        $  900,000  $   872,649
Citigroup Inc. Notes, 6.125%, due 06/15/00                    300,000      299,479
Commercial Credit Group Inc. Notes, 8.25%, due 11/01/01       200,000      204,445
Commercial Credit Group Inc. Notes, 6.375%, due 09/15/02      200,000      196,336
Household Finance Corporation Notes, 6.70%, due 06/15/02      100,000       98,703
Household Finance Corporation Notes, 6.375%, due 08/01/10     500,000      449,034
International Lease Finance Corporation Notes, 6.875%,
 due 05/01/01                                                 250,000      249,946
Lehman Brothers Inc. Sr. Notes, 7.625%, due 06/01/06          350,000      345,766
Merrill Lynch & Co., Inc. Notes, 7.00%, due 01/15/07          700,000      677,393
Morgan (J.P.) & Co. Inc. Notes, 6.25%, due 02/15/11           300,000      266,962
Norwest Corporation Notes, 6.125%, due 10/15/00               500,000      498,371
Norwest Corporation Notes, 6.80%, due 05/15/02              1,100,000    1,095,513
Norwest Financial, Inc. Sr. Notes, 6.85%, due 07/15/09        125,000      119,688
Progressive Corporation Notes, 6.60%, due 01/15/04            150,000      145,275
USL Capital Corporation Notes, 8.125%, due 02/15/00           475,000      475,900
                                                                       -----------
                                                                         7,692,347
                                                                       -----------
HEALTH TECHNOLOGY 2.09%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                     725,000      726,292
Lilly (Eli) & Company Notes, 8.125%, due 12/01/01             250,000      255,980

________________________________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
HEALTH TECHNOLOGY (CONT'D)
Upjohn Company Notes, 5.875%, due 04/15/00                 $  250,000  $   249,861
Warner-Lambert Company Notes, 6.625%, due 09/15/02            150,000      149,421
Warner-Lambert Company Notes, 6.00%, due 01/15/08             250,000      233,314
                                                                       -----------
                                                                         1,614,868
                                                                       -----------
PROCESS INDUSTRIES 2.57%
Engelhard Corporation Notes, 7.00%, due 08/01/01              125,000      124,453
Fort James Corporation Notes, 8.375%, due 11/15/01            150,000      153,117
International Paper Company Notes, 6.125%, due 11/01/03       600,000      573,662
Sherwin-Williams Company Notes, 6.85%, due 02/01/07           200,000      193,248
Union Camp Corporation Notes, 6.50%, due 11/15/07           1,000,000      939,020
                                                                       -----------
                                                                         1,983,500
                                                                       -----------
PRODUCER MANUFACTURING 1.29%
Dresser Industries, Inc. Sr. Notes, 6.25%, due 06/01/00       650,000      650,698
Honeywell, Inc. Notes, 7.125%, due 04/15/08                   150,000      146,802
Pitney-Bowes Credit Corporation Notes, 6.625%, due
 06/01/02                                                     200,000      198,641
                                                                       -----------
                                                                           996,141
                                                                       -----------
RETAIL TRADE 0.51%
Wal-Mart Stores Inc. Notes, 7.25%, due 06/01/13               400,000      393,469
                                                                       -----------
UTILITIES 7.90%
Bell Atlantic Financial Notes, 6.25%, due 06/01/00          1,000,000      999,544
BellSouth Telecommunications Notes, 5.875%, due 01/15/09      300,000      271,433
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
UTILITIES (CONT'D)
Carolina Telephone & Telegraph Notes, 6.75%, due
 08/15/13                                                  $  100,000  $    92,081
Chesapeake & Potomac Telephone-Virginia, Inc. Notes,
 7.125%, due 01/15/02                                         300,000      299,472
Chesapeake & Potomac Telephone-West Virginia, Inc.
 Notes, 7.00%, due 08/15/04                                   100,000       98,894
Citizens Utilities Company Notes, 7.60%, due 06/01/06         250,000      251,251
GTE North, Inc. Series F Notes, 6.375%, due 02/15/10          500,000      462,832
GTE Northwest, Inc. Notes, 7.375%, due 05/01/01               500,000      502,267
IES Utilities Inc. Series A Sr. Notes, 6.625%, due
 08/01/09                                                   1,500,000    1,386,103
New York Telephone Company Notes, 6.25%, due 02/15/04         150,000      144,496
New York Telephone Company Notes, 6.125%, due 01/15/10      1,000,000      900,225
Pacific Bell Notes, 7.25%, due 07/01/02                       300,000      302,364
Potomac Electric Power Company Notes, 6.50%, due 03/15/08     100,000       93,912
Southern California Edison Company Notes, 6.50%, due
 06/01/01                                                     200,000      199,093
Southwestern Bell Telephone Company Notes, 6.375%, due
 11/15/07                                                     100,000       94,123
                                                                       -----------
                                                                         6,098,090
                                                                       -----------
Total U.S. Corporate Bonds
 (Cost $27,404,635)                                                    $26,230,039
                                                                       -----------

________________________________________________________________________________
18

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                             FEDERAL AGENCIES 5.20%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Federal Home Loan Mortgage Corporation, 6.50%, due
 01/15/12                                                  $  750,000  $   684,111
Federal National Mortgage Association, 6.50%, due
 03/18/08                                                     500,000      484,900
Federal National Mortgage Association, 6.50%, due
 11/25/13                                                   1,000,000      932,830
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Government National
 Mortgage Association, 7.00%, due 02/20/20                 $1,000,000  $   995,271
Government National Mortgage Association, 6.50%, due
 08/20/25                                                   1,000,000      916,963
                                                                       -----------
Total Federal Agencies
 (Cost $4,204,777)                                                     $ 4,014,075
                                                                       -----------

                          SHORT-TERM INVESTMENTS 3.58%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
REPURCHASE AGREEMENTS 3.58%
State Street Bank and Trust Company, 2.50%, due 01/03/00
 (Collateralized by $2,460,000 U.S. Treasury Bond, 8.00%,
 due 11/15/21, Market Value -- $2,816,700)                 $2,760,655  $ 2,760,655
                                                                       -----------
                                                                          VALUE
                                                                        (NOTE 1)
Total Short-Term Investments
 (Cost $2,760,655)                                                     $ 2,760,655
                                                                       -----------

--------------------------------------------------------------------------------

Total Investments (100.13%)
 (Cost $76,510,094+)                                                   $ 77,269,292
Liabilities in Excess of Cash and Other Assets (-0.13%)                    (100,576)
                                                                       ------------
Net Assets (100.00%) 3,952,272 shares outstanding (Note
 3)                                                                    $ 77,168,716
                                                                       ============
Net Asset Value, offering and redemption price per share                     $19.53
                                                                       ============

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of invest-ments, based on cost for federal income tax purposes, are $6,807,906 and $6,048,708, respectively.
     The accompanying notes form an integral part of these financial state-ments.

________________________________________________________________________________

ECLIPSE MID CAP VALUE FUND  STATEMENT OF NET ASSETS--DECEMBER 31,1999

--------------------------------------------------------------------------------
                              COMMON STOCKS 99.15%

                                                                          VALUE
                                                             SHARES     (NOTE 1)
COMMERCIAL SERVICES 5.78%
Manpower Inc.                                                  24,900  $   936,863
SuperValu Inc.                                                 93,500    1,870,000
Sysco Corporation                                              43,700    1,728,881
U.S Foodservice*                                               15,600      261,300
                                                                       -----------
                                                                         4,797,044
                                                                       -----------
CONSUMER DURABLES 2.67%
Briggs & Stratton Corporation                                  10,700      573,787
General Motors Corporation                                     15,400    1,119,388
Midway Games Inc.*                                             21,900      524,231
                                                                       -----------
                                                                         2,217,406
                                                                       -----------
CONSUMER NON-DURABLES 7.26%
Hormel Foods Corporation                                       31,700    1,287,812
IBP, Inc.                                                      75,200    1,353,600
Kellogg Company                                                37,600    1,158,550
Liz Claiborne, Inc.                                            21,600      812,700
NIKE, Inc. Class B                                             28,600    1,417,488
                                                                       -----------
                                                                         6,030,150
                                                                       -----------
CONSUMER SERVICES 2.40%
Central Newspapers, Inc. Class A                                7,900      311,062
Tribune Company                                                30,600    1,684,913
                                                                       -----------
                                                                         1,995,975
                                                                       -----------
ELECTRONIC TECHNOLOGY 9.12%
Boeing Company (The)                                           10,600      440,562
CTS Corporation                                                 5,200      391,950
Hewlett-Packard Company                                        17,000    1,936,938
Intel Corporation                                               5,700      469,181
Novell, Inc.*                                                  21,300      850,669
RSA Security Inc.*                                             10,400      806,000
SCI Systems, Inc.*                                             26,500    2,177,969
Texas Instruments Incorporated                                  5,200      503,750
                                                                       -----------
                                                                         7,577,019
                                                                       -----------
FINANCE 9.14%
Allstate Corporation (The)                                     31,200      748,800
Bear Stearns Companies Inc. (The)                              41,797    1,786,822
CNA Financial Corporation*                                     31,200    1,214,850
Horace Mann Educators Corporation                               9,400      184,475
Old Republic International Corporation                         77,800    1,060,025
PartnerRe Ltd.                                                 34,600    1,122,337
SAFECO Corporation                                             30,300      753,713
                                                                          VALUE
                                                             SHARES     (NOTE 1)
FINANCE (CONT'D)
Unitrin, Inc.                                                  19,200  $   722,400
                                                                       -----------
                                                                         7,593,422
                                                                       -----------
HEALTH SERVICES 5.77%
Aetna Inc.                                                     30,800    1,719,025
First Health Group Corporation*                                27,300      733,687
PacifiCare Health Systems, Inc.*                               11,400      604,200
United HealthCare Corporation                                  32,600    1,731,875
                                                                       -----------
                                                                         4,788,787
                                                                       -----------
HEALTH TECHNOLOGY 5.11%
Bard (C.R.), Inc.                                              40,500    2,146,500
Chiron Corporation*                                            38,200    1,618,725
Mallinckrodt Inc.                                              15,200      483,550
                                                                       -----------
                                                                         4,248,775
                                                                       -----------
INDUSTRIAL SERVICES 4.64%
BJ Services Company*                                           18,000      752,625
Diamond Offshore Drilling, Inc.                                31,900      974,944
Fluor Corporation                                              46,300    2,124,012
                                                                       -----------
                                                                         3,851,581
                                                                       -----------
NON-ENERGY MINERALS 4.27%
Georgia-Pacific Corporation                                    21,500    1,091,125
Phelps Dodge Corporation                                       36,600    2,456,775
                                                                       -----------
                                                                         3,547,900
                                                                       -----------
PROCESS INDUSTRIES 4.64%
Anixter International Inc.*                                    20,500      422,812
Grace (W.R.) & Co.*                                            30,000      416,250
Imation Corporation*                                           21,200      711,525
Lancaster Colony Corporation                                   12,900      427,313
Loews Corporation                                              16,700    1,013,481
Westvaco Corporation                                           26,400      861,300
                                                                       -----------
                                                                         3,852,681
                                                                       -----------
PRODUCER MANUFACTURING 9.63%
American Standard Companies Inc.*                              10,200      467,925
Cooper Industries, Inc.                                        20,300      820,881
Crown Cork & Seal Company, Inc.                                91,200    2,040,600
Deere & Company                                                19,300      837,138
Johnson Controls, Inc.                                         10,000      568,750
Mark IV Industries, Inc.                                       28,600      505,863
Minnesota Mining and Manufacturing Company                     13,000    1,272,375

________________________________________________________ * NON-INCOME PRODUCING.
20

                                                      ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                          VALUE
                                                             SHARES     (NOTE 1)
PRODUCER MANUFACTURING (CONT'D)
Navistar International Corporation*                            24,900  $ 1,179,637
Polycom, Inc.*                                                  4,800      305,700
                                                                       -----------
                                                                         7,998,869
                                                                       -----------
RETAIL TRADE 11.81%
AutoNation, Inc.*                                              87,800      812,150
BJ's Wholesale Club, Inc.*                                      9,300      339,450
Best Buy Co., Inc.*                                            15,500      777,906
Circuit City Stores - Circuit City Group                       18,200      820,138
Consolidated Stores Corporation*                               20,000      325,000
Costco Wholesale Corporation*                                  10,900      994,625
Dillard's, Inc. Class A                                        59,300    1,197,119
Footstar, Inc.*                                                 8,100      247,050
Kroger Company (The)*                                          28,400      536,050
Lands' End, Inc.*                                               5,000      173,750
Limited, Inc. (The)                                            42,600    1,845,112
Payless Shoesource, Inc.*                                      12,200      573,400
Toys "R" Us, Inc.*                                             81,800    1,170,763
                                                                       -----------
                                                                         9,812,513
                                                                       -----------
                                                                          VALUE
                                                             SHARES     (NOTE 1)
TECHNOLOGY SERVICES 5.30%
Avnet, Inc.                                                     8,700  $   526,350
Ingram Micro, Inc. Class A*                                    58,900      773,063
Seagate Technology, Inc.*                                      62,200    2,896,187
Symantec Corporation*                                           3,500      205,187
                                                                       -----------
                                                                         4,400,787
                                                                       -----------
TRANSPORTATION 6.93%
AMR Corporation*                                               33,800    2,264,600
Delta Air Lines, Inc.                                          10,600      528,012
UAL Corporation*                                               12,800      992,800
US Airways Group, Inc.*                                        61,500    1,971,844
                                                                       -----------
                                                                         5,757,256
                                                                       -----------
UTILITIES 4.68%
Energy East Corporation                                        31,600      657,675
IPALCO Enterprises, Inc.                                       30,000      511,875
PP&L Resources, Inc.                                           33,000      754,875
UtiliCorp United Inc.                                         100,900    1,961,244
                                                                       -----------
                                                                         3,885,669
                                                                       -----------
Total Common Stocks
 (Cost $79,629,884)                                                    $82,355,834
                                                                       -----------

                          SHORT-TERM INVESTMENTS 0.03%

                                                           FACE        VALUE
                                                          AMOUNT      (NOTE 1)
REPURCHASE AGREEMENTS 0.03%
State Street Bank and Trust Company, 2.50%, due
 01/03/00 (Collateralized by $25,000 U.S. Treasury
 Bond, 8.875%, due 08/15/17, Market Value -- $31,094)   $   24,399  $     24,399
                                                                    ------------
                                                                       VALUE
                                                                      (NOTE 1)
Total Short-Term Investments
 (Cost $24,399)                                                     $     24,399
                                                                    ------------

--------------------------------------------------------------------------------

Total Investments (99.18%)
 (Cost $79,654,283+)                                                $ 82,380,233
Cash and Other Assets in Excess of Liabilities (0.82%)                   683,288
                                                                    ------------
Net Assets (100.00%) 5,172,471 shares outstanding
 (Note 3)                                                           $ 83,063,521
                                                                    ============
Net Asset Value, offering and redemption price per
 share                                                                    $16.06
                                                                    ============

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $12,348,090 and $9,622,140, respectively.
     The accompanying notes form an integral part of these financial statements.

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE SMALL CAP VALUE FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1999

--------------------------------------------------------------------------------
                              COMMON STOCKS 95.83%

                                                                       VALUE
                                                           SHARES     (NOTE 1)
COMMERCIAL SERVICES 7.50%
Administaff, Inc.*                                          33,100  $  1,001,275
Applied Industrial Technologies, Inc.                       20,000       332,500
Berlitz International, Inc.*                                 6,200       106,563
Bowne & Co., Inc.                                           41,300       557,550
CDI Corporation*                                            42,900     1,034,963
Handleman Company*                                         141,400     1,891,225
Hughes Supply, Inc.                                         18,700       403,219
Insurance Auto Auctions, Inc.*                             139,000     2,189,250
Manpower Inc.                                                6,600       248,325
NPC International, Inc.*                                    70,500       555,188
Navigant International, Inc.*                              199,200     2,328,150
Noland Company                                               7,000       125,125
Performance Food Group Company*                             60,800     1,482,000
Right Management Consultants, Inc.*                         50,000       575,000
Rush Enterprises, Inc.*                                    109,100     1,581,950
Staff Leasing, Inc.*                                        55,300       525,350
SuperValu, Inc.                                             20,900       418,000
Sysco Corporation                                           12,000       474,750
U.S. Foodservice, Inc.*                                     66,800     1,118,900
Wackenhut Corporation (The)                                 43,600       651,275
Westaff Inc.*                                               99,900       824,175
World Fuel Services Corporation                             56,650       424,875
                                                                    ------------
                                                                      18,849,608
                                                                    ------------
CONSUMER DURABLES 10.01%
Audiovox Corporation*                                       70,800     2,150,550
Beazer Homes USA, Inc.*                                     25,200       485,100
Boston Acoustics, Inc.                                      64,900       904,544
Briggs & Stratton Corporation                               23,400     1,254,825
Castle & Cooke, Inc.*                                       84,700     1,074,631
Coastcast Corporation*                                      23,200       385,700
Crossman Communities, Inc.*                                 28,100       435,550
Fedders Corporation                                        158,100       869,550
General Motors Corporation                                   2,900       210,794
Jan Bell Marketing, Inc.*                                  298,200       857,325
K - Swiss, Inc.                                             55,600     1,032,942
M.D.C. Holdings, Inc.                                       82,400     1,292,650
M/I Schottenstein Homes, Inc.                               37,000       575,813
Midway Games, Inc.*                                         58,100     1,390,769
NVR, Inc.*                                                  37,700     1,800,175
National R.V. Holdings, Inc.*                               33,700       648,725
Rowe Companies (The)                                        33,770       284,934
Royal Appliance Mfg. Co.*                                  261,100     1,272,862
Ryland Group, Inc. (The)                                    25,200       581,175
                                                                       VALUE
                                                           SHARES     (NOTE 1)
CONSUMER DURABLES (CONT'D)
Salton, Inc.*                                               55,600  $  1,859,125
Schuler Homes, Inc.*                                        54,800       356,200
Starrett (L.S.) Company (The) Class A                        7,600       170,525
TBC Corporation*                                            57,200       357,500
Thor Industries, Inc.                                       42,850     1,304,247
U.S. Home Corporation*                                      23,600       603,275
WMS Industries Inc.*                                        60,500       794,063
Windmere - Durable Holdings, Inc.*                          26,200       445,400
Winnebago Industries, Inc.                                  87,300     1,751,456
                                                                    ------------
                                                                      25,150,405
                                                                    ------------
CONSUMER NON-DURABLES 4.36%
Brooke Group Ltd.                                           88,725     1,325,330
Brown Shoe Company, Inc.                                    90,100     1,272,662
Cagle's, Inc.                                               19,500       221,813
Coors (Adolph) Company                                      18,100       950,250
Garan, Inc.                                                 34,200       978,975
Haggar Corporation                                         120,400     1,369,550
Hormel Foods Corporation                                     8,100       329,063
IBP, Inc.                                                   19,200       345,600
Kellogg Company                                             15,800       486,838
Liz Claiborne, Inc.                                          5,900       221,987
M & F Worldwide Corporation*                                98,500       498,656
NIKE, Inc. Class B                                           7,400       366,762
Saucony, Inc. Class B*                                     107,600     1,492,950
WLR Foods, Inc.*                                           190,900     1,097,675
                                                                    ------------
                                                                      10,958,111
                                                                    ------------
CONSUMER SERVICES 7.24%
Advanced Marketing Services, Inc.                           86,800     2,468,375
Aztar Corporation*                                         166,600     1,811,775
Benihana Inc.*                                              33,100       477,881
Bristol Hotels & Resorts*                                   27,000       136,687
Central Newspapers, Inc. Class A                            16,500       649,687
Isle of Capri Casinos, Inc.*                               147,900     1,950,431
Players International, Inc.*                               290,400     2,386,740
Ryan's Family Steak Houses, Inc.*                          135,800     1,154,300
SCP Pool Corporation*                                       67,400     1,748,188
Sunburst Hospitality Corporation*                          190,000     1,068,750
Taco Cabana, Inc.*                                         187,300     1,521,813
Tribune Company                                              6,800       374,425

________________________________________________________ * NON-INCOME PRODUCING.
22

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
CONSUMER SERVICES (CONT'D)
Trump Hotels & Casino Resorts, Inc.*                       340,800  $  1,150,200
VICORP Restaurants, Inc.*                                   79,200     1,277,100
                                                                    ------------
                                                                      18,176,352
                                                                    ------------
ELECTRONIC TECHNOLOGY 8.05%
Bel Fuse Inc. Class A*                                      19,450       542,169
Bel Fuse Inc. Class B                                       19,450       465,584
Boeing Company (The)                                         9,300       386,531
CTS Corporation                                             12,000       904,500
ESCO Electronics Corporation*                               82,000       953,250
Excel Technology, Inc.*                                     39,300       704,944
Gehl Company*                                               82,000     1,476,000
Hewlett - Packard Company                                    6,000       683,625
Intel Corporation                                            7,700       633,806
Komag, Inc.*                                               388,100     1,212,812
Microsemi Corporation*                                      51,700       458,838
Novell, Inc.*                                               28,400     1,134,225
Oak Technology, Inc.*                                      384,500     3,628,719
Primex Technologies, Inc.                                   36,900       765,675
RSA Security Inc.*                                          28,300     2,193,250
SCI Systems, Inc.*                                           5,100       419,156
Sequa Corporation*                                           8,200       442,288
Texas Instruments Incorporated                               7,000       678,125
Trident Microsystems, Inc.*                                181,700     1,862,425
United Industrial Corporation                               73,800       682,650
                                                                    ------------
                                                                      20,228,572
                                                                    ------------
FINANCE 5.84%
Advanta Corp.                                               46,500       848,625
Allstate Corporation (The)                                   6,500       156,000
Annaly Mortgage Management, Inc.                            77,600       679,000
Bear Stearns Companies Inc. (The)                            9,376       400,824
Berkley (W.R.) Corporation                                  15,600       325,650
Bluegreen Corporation*                                     105,900       529,500
CNA Financial Corporation*                                   5,900       229,731
Charter Municipal Mortgage Acceptance Company               31,100       365,425
Charter One Financial, Inc.                                 14,590       279,034
Cincinnati Financial Corporation                             2,900        90,444
Echelon International Corporation*                           2,200        50,600
Foremost Corporation of America                             13,900       394,412
Franklin Select Realty Trust                                51,400       353,375
                                                                       VALUE
                                                           SHARES     (NOTE 1)
FINANCE (CONT'D)
Grove Property Trust                                        38,800  $    514,100
HMN Financial, Inc.                                          3,300        37,125
Harleysville Group Inc.                                     12,400       176,700
Home Federal Bancorp                                         7,800       175,500
Horace Mann Educators Corporation                           22,600       443,525
InterContinental Life Corporation*                          20,000       185,000
Investors Real Estate Trust                                 35,200       277,200
LandAmerica Financial Group, Inc.                           14,200       260,925
MAF Bancorp, Inc.                                           14,850       310,922
Meridian Insurance Group, Inc.                              16,456       230,384
National Western Life Insurance Company*                     3,500       240,187
New Century Financial Corporation*                          54,600       859,950
Old Republic International Corporation                      18,700       254,787
PFF Bancorp, Inc.                                           41,200       798,250
PICO Holdings, Inc.*                                         9,300       114,506
PMA Capital Corporation                                     24,600       488,925
PMI Group, Inc. (The)                                       14,250       695,578
PartnerRe Ltd.                                               7,400       240,038
Professionals Insurance Company Management Group*            5,203       121,945
RLI Corporation                                             10,375       352,750
ReliaStar Financial Corporation                              6,975       273,333
Richmond County Financial Corporation                       23,500       424,469
SAFECO Corporation                                           5,900       146,763
SCPIE Holdings Inc.                                          1,800        57,825
Stewart Information Services Corporation                    78,800     1,049,025
Tarragon Realty Investors, Inc.                             50,826       520,967
USBANCORP, Inc.                                             21,900       257,325
Unitrin, Inc.                                                5,000       188,125
Westcorp                                                    17,900       259,550
                                                                    ------------
                                                                      14,658,299
                                                                    ------------
HEALTH SERVICES 2.75%
Aetna Inc.                                                   8,900       496,731
Bindley Western Industries, Inc.                            93,433     1,407,335
Coventry Health Care, Inc.*                                148,500     1,002,375
D & K Healthcare Resources, Inc.*                           52,800       772,200

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
HEALTH SERVICES (CONT'D)
First Health Group Corporation*                             58,300  $  1,566,812
PacifiCare Health Systems, Inc.*                             9,600       508,800
Priority Healthcare Corporation*                            26,274       760,304
United HealthCare Corporation                                7,500       398,438
                                                                    ------------
                                                                       6,912,995
                                                                    ------------
HEALTH TECHNOLGY 0.92%
Bard (C.R.), Inc.                                           10,500       556,500
Chiron Corporation*                                         10,100       427,987
Cooper Companies Inc.                                       18,900       569,362
Inamed Corporation*                                          8,700       381,713
Mallinckrodt Inc.                                           12,000       381,750
                                                                    ------------
                                                                       2,317,312
                                                                    ------------
INDUSTRIAL SERVICES 4.41%
BJ Services Company*                                        42,300     1,768,669
Butler International, Inc.*                                 72,200       794,200
Butler Manufacturing Company                                65,500     1,461,469
Diamond Offshore Drilling, Inc.                              6,900       210,881
EMCOR Group, Inc.*                                          93,200     1,700,900
Fluor Corporation                                           11,900       545,913
IT Group, Inc. (The)*                                      118,200     1,085,962
MYR Group, Inc.                                             81,000     2,379,375
Trigen Energy Corporation                                   20,300       352,712
Zapata Corporation*                                        166,800       771,450
                                                                    ------------
                                                                      11,071,531
                                                                    ------------
MISCELLANEOUS 0.06%
Eastern American Natural Gas Trust (The)                    15,200       156,750
                                                                    ------------
NON-ENERGY MINERALS 4.27%
Ameron International Corporation                            36,400     1,440,075
Associated Materials Incorporated                          107,100     1,753,763
Birmingham Steel Corporation                               160,500       852,656
Centex Corporation                                          10,700       417,300
Georgia - Pacific Corporation                                5,800       294,350
Ispat International NV                                      49,800       803,025
NS Group, Inc.                                              73,000       556,625
Phelps Dodge Corporation                                    11,100       745,087
Roanoke Electric Steel Corporation                          47,600       773,500
Rouge Industries, Inc.                                     104,800       825,300
Universal Forest Products, Inc.                             78,600     1,159,350
                                                                       VALUE
                                                           SHARES     (NOTE 1)
NON-ENERGY MINERALS (CONT'D)
WHX Corporation*                                           123,200  $  1,108,800
                                                                    ------------
                                                                      10,729,831
                                                                    ------------
PROCESS INDUSTRIES 5.19%
Agribrands International, Inc.*                             37,600     1,729,600
Ampal-American Israel Corporation*                          93,300       863,025
Andersons, Inc. (The)                                      120,400       993,300
Anixter International Inc.*                                 15,500       319,687
Applied Extrusion Technologies, Inc.*                      114,200       699,475
Atlantis Plastics, Inc.*                                    59,700       835,800
Delta Woodside Industries, Inc.                            286,000       536,250
Geon Company (The)                                          62,400     2,028,000
Grace (W.R.) & Co.*                                         74,900     1,039,238
Imation Corporation*                                        47,300     1,587,506
Lancaster Colony Corporation                                35,100     1,162,688
Loews Corporation                                            2,900       175,994
Olin Corporation                                            41,800       828,163
Westvaco Corporation                                         7,700       251,212
                                                                    ------------
                                                                      13,049,938
                                                                    ------------
PRODUCER MANUFACTURING 8.73%
AGCO Corporation                                           133,500     1,793,906
American Standard Companies Inc.*                            2,800       128,450
Caterpillar Inc.                                             7,400       348,262
Commercial Metals Company                                   28,500       967,219
Commonwealth Industries, Inc.                              148,500     1,930,500
Cooper Industries, Inc.                                      5,400       218,363
Crown Cork & Seal Company, Inc.                             16,400       366,950
Deere & Company                                             10,600       459,775
Detroit Diesel Corporation                                  53,700     1,030,369
Franklin Electric Co., Inc.                                  6,300       442,181
Gencor Industries, Inc.*#                                  109,400       229,740
International Aluminum Corporation                          13,600       319,600
Johnson Controls, Inc.                                       7,400       420,875
Mark IV Industries, Inc.                                    67,500     1,193,906
Minnesota Mining and Manufacturing Company                   3,800       371,925
Navistar International Corporation*                         12,400       587,450
Oshkosh Truck Corporation Class B                           60,750     1,780,734
Polycom, Inc.*                                              12,900       821,569

________________________________________________________ * NON-INCOME PRODUCING.
24

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
PRODUCER MANUFACTURING (CONT'D)
Robbins & Myers, Inc.                                       34,200  $    773,775
Ryerson Tull, Inc. Class A                                  28,801       559,819
Specialty Equipment Companies, Inc.                         62,800     1,503,275
Steel Technologies Inc.                                     51,500       746,750
TB Wood's Corporation                                       36,300       308,550
Tecumseh Products Company Class A                           21,700     1,023,969
Terex Corporation*                                          60,800     1,687,200
Transportation Technologies Industries, Inc.*              105,500     1,905,594
                                                                    ------------
                                                                      21,920,706
                                                                    ------------
RETAIL TRADE 12.79%
Ames Department Stores, Inc.*                               37,000     1,066,062
Arden Group, Inc. Class A*                                   6,000       216,000
AutoNation, Inc.*                                           23,600       218,300
BJ's Wholesale Club, Inc.*                                  31,400     1,146,100
Best Buy Co., Inc.*                                          2,500       125,469
Blair Corporation                                           34,800       487,200
Books-A-Million, Inc.*                                     103,100       857,019
CPI Corporation                                             24,400       550,525
Catherines Stores Corporation*                              58,400     1,226,400
Circuit City Stores-Circuit City Group                       8,400       378,525
Consolidated Stores Corporation*                             5,400        87,750
Costco Wholesale Corporation*                                2,900       264,625
Creative Computers, Inc.*                                   59,000       431,437
Dillard's, Inc. Class A                                     10,600       213,988
Drug Emporium, Inc.*                                        95,100       422,006
Elcom International, Inc.*                                 197,000     6,698,000
Finlay Enterprises*                                         25,400       368,300
Fleming Companies, Inc.                                     74,100       759,525
Footstar, Inc.*                                             21,800       664,900
Fred's, Inc.                                                25,150       400,828
Gottschalks Inc.*                                           60,900       452,944
Group 1 Automotive, Inc.*                                   31,500       439,031
Haverty Furniture Companies, Inc.                           58,500       738,562
InterTan, Inc.*                                             71,600     1,870,550
Kmart Corporation*                                          17,500       176,094
Lands' End, Inc.*                                           13,400       465,650
Limited, Inc. (The)                                          9,500       411,469
Lithia Motors, Inc. *                                       40,300       720,363
Multiple Zones International, Inc.*                         86,500       621,719
                                                                       VALUE
                                                           SHARES     (NOTE 1)
RETAIL TRADE (CONT'D)
Musicland Stores Corporation*                               86,700  $    731,531
Payless Shoesource, Inc.*                                    2,400       112,800
PriceSmart, Inc.*                                           22,700       889,556
REX Stores Corporation*                                     43,000     1,505,000
Schultz Sav-O Stores, Inc.                                  31,700       404,175
Seaway Food Town, Inc.                                      29,050       472,063
Sharper Image Corporation*                                  39,600       502,425
Shoe Carnival, Inc.*                                        14,500       145,906
Sonic Automotive, Inc.*                                     57,500       560,625
Toys "R" Us, Inc.*                                          19,100       273,369
Tractor Supply Company*                                     25,200       403,200
Ugly Duckling Corporation*                                 112,200       771,375
Ultimate Electronics, Inc.*                                 48,100     1,190,475
United Retail Group, Inc.*                                  77,000       635,250
Value City Department Stores, Inc.*                         70,400     1,064,800
                                                                    ------------
                                                                      32,141,891
                                                                    ------------
TECHNOLOGY SERVICES 2.91%
Avnet, Inc.                                                 27,600     1,669,800
Good Guys, Inc. (The)*                                      72,900       678,881
Inso Corporation*                                           90,600     2,921,850
Pioneer - Standard Electronics, Inc.                        74,100     1,069,819
Seagate Technology, Inc.*                                   14,700       684,469
Symantec Corporation*                                        4,800       281,400
                                                                    ------------
                                                                       7,306,219
                                                                    ------------
TRANSPORTATION 5.06%
AMR Corporation*                                            10,800       723,600
Amtran, Inc.*                                               26,700       517,312
Arkansas Best Corporation*                                 133,400     1,600,800
Delta Air Lines, Inc.                                        2,000        99,625
Frontier Airlines, Inc.*                                   173,200     1,970,150
Hub Group, Inc.*                                            85,400     1,708,000
Landstar System Holdings, Inc.*                             17,000       727,813
Midwest Express Holdings, Inc.*                             27,700       882,937
RailTex, Inc.*                                             101,800     1,819,675
Roadway Express, Inc.                                       85,900     1,857,588
UAL Corporation*                                             3,400       263,713
US Airways Group, Inc.*                                     16,500       529,031
                                                                    ------------
                                                                      12,700,244
                                                                    ------------
UTILITIES 5.74%
Bangor Hydro-Electric Company                              114,900     1,874,306
CH Energy Group, Inc.                                       16,100       531,300
CMP Group, Inc.                                             78,200     2,155,387

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
UTILITIES (CONT'D)
Central Vermont Public Service Corporation                  93,000  $    988,125
E'town Corporation                                          31,900     1,985,775
Eastern Utilities Associates                                43,900     1,330,719
Energen Corporation                                         42,200       762,237
Energy East Corporation                                      8,000       166,500
IPALCO Enterprises, Inc.                                    55,600       948,675
Otter Tail Power Company                                    27,000     1,012,500
PP&L Resources, Inc.                                         8,900       203,588
                                                                       VALUE
                                                           SHARES     (NOTE 1)
UTILITIES (CONT'D)
Patina Oil & Gas Corporation                               141,200  $  1,217,850
United Illuminating Company (The)                           15,800       811,725
UtiliCorp United Inc.                                       22,100       429,569
                                                                    ------------
                                                                      14,418,256
                                                                    ------------
Total Common Stocks
 (Cost $228,684,609)                                                $240,747,020
                                                                    ------------

                          SHORT-TERM INVESTMENTS 3.66%

                                                            FACE        VALUE
                                                           AMOUNT      (NOTE 1)
REPURCHASE AGREEMENTS 3.66%
State Street Bank and Trust Company, 2.50%, due
 01/03/00 (Collateralized by $8,205,000 U.S. Treasury
 Bond, 8.00%, due 11/15/21, Market Value -- $9,394,725)  $9,208,762  $  9,208,762
                                                                     ------------
                                                                        VALUE
                                                                       (NOTE 1)
Total Short-Term Investments
 (Cost $9,208,762)                                                   $  9,208,762
                                                                     ------------

--------------------------------------------------------------------------------

Total Investments (99.49%)
 (Cost $237,893,371+)                                                $249,955,782
Cash and Other Assets in Excess of Liabilities (0.51%)                  1,273,212
                                                                     ------------
Net Assets (100.00%) 21,354,815 shares outstanding
 (Note 3)                                                            $251,228,994
                                                                     ============
Net Asset Value, offering and redemption price per
 share                                                                     $11.76
                                                                     ============

  #  Fair valued security.

  + Aggregate cost for federal income tax purposes is $237,912,726. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $45,552,680 and 33,509,624, respectively.

     The accompanying notes form an integral part of these financial statements.

________________________________________________________________________________
26

           STATEMENTS OF OPERATIONS--YEAR ENDED DECEMBER 31, 1999  ECLIPSE FUNDS

--------------------------------------------------------------------------------

                                                        ECLIPSE             ECLIPSE          ECLIPSE          ECLIPSE
                                                    ULTRA SHORT TERM       BALANCED          MID CAP         SMALL CAP
                                                      INCOME FUND            FUND          VALUE FUND        VALUE FUND
                                                    ----------------      -----------      -----------      ------------
INVESTMENT INCOME
Income:
  Interest                                              $502,967          $ 2,425,397      $    47,634      $   161,980
  Dividends (a)                                          --                   755,530        1,539,413        2,500,519
                                                        --------          -----------      -----------      -----------
    Total Income                                         502,967            3,180,927        1,587,047        2,662,499
                                                        --------          -----------      -----------      -----------
Expenses (Note 2):
  Management Fee                                          32,290              673,283          918,205        2,183,901
  Custodian and related shareholder expenses              11,777               96,256           87,468          306,879
  Legal, compliance and filing fees                       21,447               33,265           39,355           43,911
  Audit and accounting                                     5,200               15,450           13,350           21,598
  Trustees' fees                                             291                3,494            3,733            7,482
  Other                                                   13,422               19,632            8,207           17,589
                                                        --------          -----------      -----------      -----------
    Total expenses before reimbursement                   84,427              841,380        1,070,318        2,581,360
  Fees paid indirectly                                   --                   --               --               (25,885)
  Expense reimbursement from Manager                     (74,733)             --               --               --
                                                        --------          -----------      -----------      -----------
    Net expenses                                           9,694              841,380        1,070,318        2,555,475
                                                        --------          -----------      -----------      -----------
Net investment income                                    493,273            2,339,547          516,729          107,024
                                                        --------          -----------      -----------      -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                  (63,145)           4,734,333        7,274,847       10,533,110
Change in unrealized appreciation
  (depreciation) of investments                         (102,180)          (7,598,879)      (8,247,636)      (3,506,401)
                                                        --------          -----------      -----------      -----------
  Net gain (loss) on investments                        (165,325)          (2,864,546)        (972,789)       7,026,709
                                                        --------          -----------      -----------      -----------
Increase (decrease) in net assets from
  operations                                            $327,948          $  (524,999)     $  (456,060)     $ 7,133,733
                                                        ========          ===========      ===========      ===========

(a) Dividends recorded net of foreign withholding taxes of $0, $0, $0 and $5,216, respectively.

The accompanying notes form an integral part of these financial statements.

________________________________________________________________________________

ECLIPSE FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ECLIPSE                         ECLIPSE
                                                      ULTRA SHORT TERM INCOME FUND            BALANCED FUND
                                                      -----------------------------   -----------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                          1999            1998            1999            1998
                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                $  493,273      $  431,551     $  2,339,547    $  2,691,054
  Net realized gain (loss) on investments                 (63,145)        (19,508)       4,734,333      10,110,764
  Change in unrealized appreciation (depreciation)
    of investments                                       (102,180)            873       (7,598,879)     (5,047,773)
                                                       ----------      ----------     ------------    ------------
  Increase (decrease) in net assets from operations       327,948         412,916         (524,999)      7,754,045
                                                       ----------      ----------     ------------    ------------
Distributions to shareholders:
  From net investment income                             (493,141)       (432,793)      (2,339,547)     (2,693,263)
  From net realized gains on investments                  --              --            (4,347,341)    (10,108,555)
  In excess of net realized gains on investments          --              --               --             (474,893)
                                                       ----------      ----------     ------------    ------------
    Total distributions to shareholders                  (493,141)       (432,793)      (6,686,888)    (13,276,711)
                                                       ----------      ----------     ------------    ------------
Transactions in shares of beneficial interest (Note
  3)                                                     (862,323)      3,347,248      (44,484,678)     50,141,881
                                                       ----------      ----------     ------------    ------------
    Total increase (decrease)                          (1,027,516)      3,327,371      (51,696,565)     44,619,215
Net Assets:
  Beginning of year                                     8,720,575       5,393,204      128,865,281      84,246,066
                                                       ----------      ----------     ------------    ------------
  End of year                                          $7,693,059      $8,720,575     $ 77,168,716    $128,865,281
                                                       ==========      ==========     ============    ============
Undistributed net investment income                    $      132      $  --          $    --         $    --
                                                       ==========      ==========     ============    ============

The accompanying notes form an integral part of these financial statements.

________________________________________________________________________________
28

                              STATEMENTS OF CHANGES IN NET ASSETS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                            ECLIPSE                         ECLIPSE
                                                      MID CAP VALUE FUND             SMALL CAP VALUE FUND
                                                 -----------------------------   -----------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                     1999            1998            1999            1998
                                                 -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                   $    516,729    $    378,483    $    107,024    $     (3,251)
  Net realized gain on investments                  7,274,847      11,470,206      10,533,110      36,314,495
  Change in unrealized appreciation
    (depreciation) of investments                  (8,247,636)     (1,147,314)     (3,506,401)    (29,998,149)
                                                 ------------    ------------    ------------    ------------
  Increase (decrease) in net assets from
    operations                                       (456,060)     10,701,375       7,133,733       6,313,095
                                                 ------------    ------------    ------------    ------------
Distributions to shareholders from:
  Net investment income                              (514,504)       (377,837)       (107,102)        --
  Net realized gains on investments                (7,241,043)    (11,471,120)    (10,533,110)    (36,324,385)
  In excess of net realized gain on investments       --              --              (14,659)        --
                                                 ------------    ------------    ------------    ------------
    Total distributions to shareholders            (7,755,547)    (11,848,957)    (10,654,871)    (36,324,385)
                                                 ------------    ------------    ------------    ------------
Transactions in shares of beneficial interest
 (Note 3)                                         (33,250,256)     16,221,359      53,258,055      41,538,416
                                                 ------------    ------------    ------------    ------------
    Total increase (decrease)                     (41,461,863)     15,073,777      49,736,917      11,527,126
Net Assets:
  Beginning of year                               124,525,384     109,451,607     201,492,077     189,964,951
                                                 ------------    ------------    ------------    ------------
  End of year                                    $ 83,063,521    $124,525,384    $251,228,994    $201,492,077
                                                 ============    ============    ============    ============
Undistributed net investment income              $      2,225    $    --         $         78    $    --
                                                 ============    ============    ============    ============

The accompanying notes form an integral part of these financial statements.

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Funds (the "Funds"), a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. There are currently four investment portfolios, Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund. The investment objective of Eclipse Ultra Short Term Income Fund is to seek a high level of current income, capital preservation, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Mid Cap Value Fund seeks a high total return by investing in mid capitalization common stocks that the Manager (defined below) determines are value stocks. The investment objective of the Small Cap Value Fund is to seek a high total return by investing primarily in small capitalization common stocks that the Manager determines are value stocks. The financial statements are prepared in accordance with accounting principles generally accepted in the United States for investment companies as follows:

  a) Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

    It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  c) Dividends and Distributions to Shareholders

    Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Mid Cap Value Fund and the Small Cap Value Fund. Capital gains, if any, are paid annually. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  d) Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  e) General

    Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Funds' policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Management Contract, the Funds pay a management fee to Towneley Capital Management, Inc. (Manager) equal to an annual rate of the average daily net assets of .40%, .75%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. The Manager has contractually waived .20% of its management fee of the Ultra Short Term Income Fund through December 31, 2001. In addition, the Manager has

________________________________________________________________________________
30

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------
voluntarily waived the rest of its Management Fee for this Fund, and partially reimbursed the Fund for its other expenses. For the year ended December 31, 1999, total management fees waived were $32,290 and reimbursed expenses were $42,443.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $2,000 per annum plus $750 per meeting attended.

The Manager has directed certain portfolio trades to brokers who paid a portion of the Small Cap Value Fund's expenses. For the period, the Fund's expenses were reduced by $24,345 under this arrangement. In addition the Funds have entered into arrangements with their custodian whereby interest earned on uninvested cash balances was used to offset a portion, of the Fund's expenses. During the period the Funds custodian fees were reduced under these arrangements by $1,540 for the Small Cap Value Fund.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1999, the Funds had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $7,955,684, $76,409,401, $80,301,542 and $239,181,242 for the Ultra Short Term Income Fund,
the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Transactions were as follows:

                                                                  ECLIPSE ULTRA SHORT TERM INCOME FUND
                                                             -----------------------------------------------
                                                                   YEAR ENDED               YEAR ENDED
                                                               DECEMBER 31, 1999        DECEMBER 31, 1998
                                                             ----------------------   ----------------------
                                                              SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                                          262,088   $ 2,631,145    487,275   $ 4,944,505
Issued on reinvestment of dividends                            45,925       454,901     39,951       401,696
Redeemed                                                     (393,157)   (3,948,369)  (196,979)   (1,998,953)
                                                             --------   -----------   --------   -----------
Net increase (decrease)                                       (85,144)  $  (862,323)   330,247   $ 3,347,248
                                                             ========   ===========   ========   ===========
------------------------------------------------------------------------------------------------------------

                                                                       ECLIPSE BALANCED FUND
                                                       -----------------------------------------------------
                                                              YEAR ENDED                  YEAR ENDED
                                                           DECEMBER 31, 1999           DECEMBER 31, 1998
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                                      338,099   $  7,170,659    3,342,278   $ 76,521,072
Issued on reinvestment of dividends                       335,936      6,617,744      611,406     13,101,486
Redeemed                                               (2,752,988)   (58,273,081)  (1,725,772)   (39,480,677)
                                                       ----------   ------------   ----------   ------------
Net increase (decrease)                                (2,078,953)  $(44,484,678)   2,227,912   $ 50,141,881
                                                       ==========   ============   ==========   ============
------------------------------------------------------------------------------------------------------------

                                                                    ECLIPSE MID CAP VALUE FUND
                                                       -----------------------------------------------------
                                                              YEAR ENDED                  YEAR ENDED
                                                           DECEMBER 31, 1999           DECEMBER 31, 1998
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                                      550,008   $  9,634,173    1,859,741   $ 35,912,212
Issued on reinvestment of dividends                       488,313      7,705,583      668,983     11,727,277
Redeemed                                               (2,887,891)   (50,590,012)  (1,668,003)   (31,418,130)
                                                       ----------   ------------   ----------   ------------
Net increase (decrease)                                (1,849,570)  $(33,250,256)     860,721   $ 16,221,359
                                                       ==========   ============   ==========   ============
------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  ECLIPSE SMALL CAP VALUE FUND
                                                      -----------------------------------------------------
                                                             YEAR ENDED                  YEAR ENDED
                                                          DECEMBER 31, 1999           DECEMBER 31, 1998
                                                      -------------------------   -------------------------
                                                        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------
Sold                                                  12,424,388   $145,782,068    8,684,170   $124,507,422
Issued on reinvestment of dividends                      904,873     10,433,112    3,011,532     35,084,351
Redeemed                                              (8,869,351)  (102,957,125)  (8,191,231)  (118,053,357)
                                                      ----------   ------------   ----------   ------------
Net increase                                           4,459,910   $ 53,258,055    3,504,471   $ 41,538,416
                                                      ==========   ============   ==========   ============
-----------------------------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $3,042,866 and $2,999,081 for the Ultra Short Term Income Fund, $29,446,044 and $78,913,044 for the Balanced Fund, $50,576,072 and $88,418,396 for the Mid Cap Value Fund and $160,521,488 and $120,248,854 for the Small Cap Value Fund. Included in the proceeds of sales for the Eclipse Balanced Fund is $22,961,057 representing the value of securities disposed of in payment of redemption in-kind resulting in realized losses of $88,018. As a result of the redemption in-kind, net realized gains differ for financial statement and tax purposes. These realized losses have been reclassified from undistributed realized gains to paid in capital in the accompanying financial statements. Accumulated realized losses at December 31, 1999, amounted to $150,312 for the Ultra Short Term Income Fund. Such losses represent tax basis capital losses which may be carried forward to offset future capital gains and expire December 31, 2004 to 2007. Accumulated undistributed realized gains amounted to $117 and $33,804 for the Balanced Fund and Mid Cap Value Fund, respectively. Distribution in excess of realized gains amounted to $14,659 for the Small Cap Value Fund.

________________________________________________________________________________
32

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
ECLIPSE ULTRA SHORT TERM INCOME FUND

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                             1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year (a)
Net asset value, beginning of year                        $   10.03      $   10.00      $   10.03      $   10.20      $   10.00
                                                          ---------      ---------      ---------      ---------      ---------
Income from investment operations:
Net investment income                                          0.63           0.59           0.64           0.71           0.57
Net realized and unrealized gains (losses) on
 investments                                                  (0.22)          0.03          (0.03)         (0.16)          0.20
                                                          ---------      ---------      ---------      ---------      ---------
    Total from investment operations                           0.41           0.62           0.61           0.55           0.77
                                                          ---------      ---------      ---------      ---------      ---------
Less distributions:
Dividends from net investment income                          (0.63)         (0.59)         (0.64)         (0.72)         (0.57)
                                                          ---------      ---------      ---------      ---------      ---------
    Total distributions                                       (0.63)         (0.59)         (0.64)         (0.72)         (0.57)
                                                          ---------      ---------      ---------      ---------      ---------
Net asset value, end of year                              $    9.81      $   10.03      $   10.00      $   10.03      $   10.20
                                                          =========      =========      =========      =========      =========
Total return                                                   4.12%          6.27%          6.21%          5.48%          7.83%
Ratios/Supplemental data
Net assets, end of year (000)                             $   7,693      $   8,721      $   5,393      $   4,461      $   4,610
Ratios to average net assets:
  Expenses                                                     0.12%+#        0.05%+#        0.00%+#        0.00%+#        0.22%+#
  Net investment income                                        6.11%+         6.20%+         6.61%+         6.76%+         6.92%+
Portfolio turnover rate                                       43.57%         36.02%         45.10%         46.82%         39.26%

-----------------

                    +   Net of management fee waived equivalent to 0.4%, 0.4%, 0.4%,
                        0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.53%, 0.80%, 0.82%, 0.80% and 1.27% of
                        average net assets, respectively.
                    #   Includes custody fees paid indirectly which amounted to
                        0.00%, less than 0.01%, 0.00%, less than 0.01% and 0.04% of average net assets, respectively.
                  (a)   Per share amounts for years ended prior to December 31, 1996 have been restated to reflect a 1 for 5 reverse share split effective June 14, 1996.

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE BALANCED FUND

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                          1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year                     $   21.37      $   22.15      $   21.00      $   20.59      $   17.76
                                                       ---------      ---------      ---------      ---------      ---------
Income from investment operations:
Net investment income                                       0.58           0.61           0.66           0.78           0.64
Net realized and unrealized gains (losses) on
 investments                                               (0.68)          1.14           4.14           1.85           3.39
                                                       ---------      ---------      ---------      ---------      ---------
    Total from investment operations                       (0.10)          1.75           4.80           2.63           4.03
                                                       ---------      ---------      ---------      ---------      ---------
Less distributions:
Dividends from net investment income                       (0.58)         (0.61)         (0.66)         (0.78)         (0.64)
Distributions from net realized gains                      (1.16)         (1.84)         (2.99)         (1.44)         (0.56)
Distributions in excess of net realized gains             --              (0.08)        --             --             --
                                                       ---------      ---------      ---------      ---------      ---------
    Total distributions                                    (1.74)         (2.53)         (3.65)         (2.22)         (1.20)
                                                       ---------      ---------      ---------      ---------      ---------
Net asset value, end of year                           $   19.53      $   21.37      $   22.15      $   21.00      $   20.59
                                                       =========      =========      =========      =========      =========
Total return                                               (0.36)%         8.03%         23.40%         12.91%         22.99%
Ratios/Supplemental data
Net assets, end of year (000)                          $  77,169      $ 128,865      $  84,246      $  83,825      $  85,922
Ratios to average net assets:
  Expenses                                                  0.94%          0.87%+         0.84%+#        0.80%+         0.81%+#
  Net investment income                                     2.61%          2.76%+         2.85%+         3.56%+         3.62%+
Portfolio turnover rate                                    33.17%         69.85%         46.66%         71.51%         74.72%

-----------------

                    +   Net of management fee waived equivalent to 0.1%, 0.2%, 0.2%, and 0.3% of average net assets.
                    #   Includes custody fees paid indirectly which amount to less than 0.01% of average net assets.

--------------------------------------------------------------------------------

________________________________________________________________________________
34

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE MID CAP VALUE FUND

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                             1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year                        $   17.73      $   17.76      $   13.49      $   12.31      $   10.00
                                                          ---------      ---------      ---------      ---------      ---------
Income from investment operations:
Net investment income                                          0.11           0.06           0.03           0.22           0.11
Net realized and unrealized gains (losses) on
 investments                                                  (0.13)          1.76           4.34           2.54           2.57
                                                          ---------      ---------      ---------      ---------      ---------
    Total from investment operations                          (0.02)          1.82           4.37           2.76           2.68
                                                          ---------      ---------      ---------      ---------      ---------
Less distributions:
Dividends from net investment income                          (0.11)         (0.06)         (0.03)         (0.23)         (0.11)
Distributions from net realized gains                         (1.54)         (1.79)         (0.07)         (1.35)         (0.26)
                                                          ---------      ---------      ---------      ---------      ---------
    Total distributions                                       (1.65)         (1.85)         (0.10)         (1.58)         (0.37)
                                                          ---------      ---------      ---------      ---------      ---------
Net asset value, end of year                              $   16.06      $   17.73      $   17.76      $   13.49      $   12.31
                                                          =========      =========      =========      =========      =========
Total return                                                   0.04%         10.35%         32.46%         22.40%         26.82%
Ratios/Supplemental data
Net assets, end of year (000)                             $  83,064      $ 124,525      $ 109,452      $   9,737      $   7,960
Ratios to average net assets:
  Expenses                                                     1.05%          0.98%+         0.94%+         0.90%+         1.00%+#
  Net investment income                                        0.51%          0.33%+         0.36%+         1.66%+         1.57%+
Portfolio turnover rate                                       50.65%         80.72%         51.66%        102.24%         63.16%

-----------------

                    +   Net of management fee waived equivalent to 0.1%, 0.2%,
                        0.7%,and 0.9% of average net assets plus expenses reimbursed equivalent to 0.00%, 0.00%, 0.00% and 0.05% of average net assets, respectively.
                    #   Includes custody fees paid indirectly which amounted to
                        0.10% of average net assets.

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE SMALL CAP VALUE FUND

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year                      $   11.93      $   14.19      $   13.47      $   13.56      $   11.82
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
Net investment income (loss)                                 0.01          (0.00)*        (0.02)          0.14           0.07
Net realized and unrealized gains on investments             0.35           0.42           4.40           3.89           2.26
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations                             0.36           0.42           4.38           4.03           2.33
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
Dividends from net investment income                        (0.01)        --             --              (0.14)         (0.07)
Distributions from net realized gains                       (0.52)         (2.68)         (3.66)         (3.98)         (0.52)
                                                        ---------      ---------      ---------      ---------      ---------
    Total distributions                                     (0.53)         (2.68)         (3.66)         (4.12)         (0.59)
                                                        ---------      ---------      ---------      ---------      ---------
Net asset value, end of year                            $   11.76      $   11.93      $   14.19      $   13.47      $   13.56
                                                        =========      =========      =========      =========      =========
Total return                                                 3.05%          3.40%         33.30%         29.87%         19.69%
Ratios/Supplemental data
Net assets, end of year (000)                           $ 251,229      $ 201,492      $ 189,965      $ 170,747      $ 174,705
Ratios to average net assets:
  Expenses                                                   1.18%#         1.14%#         1.14%#         1.15%#         1.14%#
  Net investment income                                      0.05%         (0.00)%+       (0.12)%         0.81%          0.45%
Portfolio turnover rate                                     56.09%         73.39%         55.47%         82.05%         74.40%

-----------------

                    *   Less than one cent per share.
                    +   Less than 0.01% of average net assets.
                    #   Includes custody fees and other expenses paid indirectly
                        which amounted to less than 0.01% of average net assets for each year indicated.

--------------------------------------------------------------------------------

________________________________________________________________________________
36

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Eclipse Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, and Eclipse Small Cap Value Fund, series of Eclipse Funds, (hereafter referred to as the "Funds") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
January 31, 2000

________________________________________________________________________________

 CHANGE IN INDEPENDENT ACCOUNTANTS

On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent accountants of the Funds pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 13, 1999 there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 22, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent accountants.

________________________________________________________________________________
38

 ECLIPSE FUNDS TRUSTEES AND OFFICERS

Wesley G. McCain                Trustee, Chairman and President

Sigrid A. Hess                  Trustee, Secretary, Executive Vice President

John Novogrod                   Trustee

John C. Van Eck                 Trustee

Yung Wong                       Trustee

John Flanagan                   Vice President, Treasurer

Sylvia McCormick                Vice President

Patrick J. Farrell              Assistant Treasurer

Antoinette B. Cirillo           Assistant Treasurer

________________________________________________________________________________

 TOWNELEY CAPITAL MANAGEMENT, INC.

Towneley Capital Management, Inc. is the Manager of the Eclipse Funds.

Established in 1971, Towneley is a registered investment advisor serving individual and institutional clients. As of December 31, 1999 total assets under management were over nine hundred million dollars.

The firm's four lines of business are the investment management of the Eclipse Funds, of separate accounts, of portfolios of no-load mutual funds customized to meet clients' financial planning objectives, and of three hedge funds.

Towneley Capital Management is organized for efficient investment decision making and administration with electronically linked offices in New York City, Laguna Hills, California, and Peachtree City, Georgia.

Hallmarks of each of Towneley Capital Management's investment services are integration of risk management with pursuit of investment return, dedication to clients' investment goals, application of fundamentally sound quantitative strategies and extension of institutional investment expertise to individuals and groups through low cost approaches.

Towneley Capital Management's founder and chairman, Wesley G. McCain, directs the investment process, in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University, master's degrees from Columbia and Stanford, and a bachelor's degree from the University of Michigan, was formerly on the faculty of the Graduate School of Business of Columbia University. He is also a Chartered Financial Analyst (CFA).

The co-manager of the Ultra Short Term Income Fund and the Balanced Fund is Joan Sabella, who has been with Towneley since 1978. She holds a BBA in Finance from Baruch College, and is a Certified Financial Planner (CFP).

The co-manager of the Mid Cap Value and the Small Cap Value Funds is Kathy O'Connor. She holds a BA from the University of Massachusetts, an MBA from Babson College, and is a Chartered Financial Analyst. She joined Towneley in 1987.

________________________________________________________________________________
40

 GLOSSARY

CAPITALIZATION WEIGHTING with reference to an index, means that the larger the market capitalization of a company, the greater its weight, or influence, will be. Medium and small capitalization companies will have a much smaller influence on the index.

CURRENT YIELD is the annual interest paid by a bond, divided by its current market value.

EQUAL WEIGHTING refers to investing equal dollar amounts in each portfolio holding. With reference to an index, it means that each component of the index has an equal influence.

DURATION is a measure of the expected life of all fixed income securities in a fund. It is market value weighted and incorporates each bond's yield, coupon interest payments, final maturity and call feature into one measure. In general, the lower the coupon rate of interest, the longer the duration, and the higher the coupon, the shorter the duration. Duration is used as a proxy for the sensitivity of prices to changes in interest rates. The shorter the duration, the less sensitive the price is to interest rate changes.

GROWTH STOCKS are companies that are experiencing faster than average gains in earnings, and that are expected to continue to enjoy relatively rapid profit increases. These companies tend to have higher valuations such as higher price/earnings ratios, higher price/ cash flow ratios, and higher price/revenue ratios.

LARGE CAPITALIZATION is defined by Eclipse by ranking all publicly traded companies in our universe based on market capitalization. We then divide that universe into ten groups, each with an equal number of companies. The 10% with the highest market capitalization are considered large. The next 10-20% are mid-size and the balance of the universe we consider small companies. As the stock market and the economic environment change, companies once considered large may become mid-size or small and vice versa.

LIPPER BALANCED FUND INDEX tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services

LIPPER GROWTH & INCOME FUND INDEX tracks the performance of the 30 largest growth and income funds, adjusted for the reinvestment of capital gains distributions and income dividends. These growth and income funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Source: Lipper Analytical Services

LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source: Lipper Analytical Services

MARKET CAPITALIZATION refers to the market value of all of a company's shares of common stock outstanding. If a company has five million shares of common stock selling at $50 a share, its market capitalization is $250 million dollars.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-9.99 YEAR BOND INDEX is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Source: Merrill Lynch

MID CAPITALIZATION (See Large Capitalization)

QUANTITATIVE METHODS use financial accounting statement data to analyze companies' fundamental operating characteristics and returns of the business in order to determine, among other things, their quality and value. MEASURES OF QUALITY may include asset turnover (sales/ assets), net income margins (net income/sales), working capital (short-term assets -- short-term liabilities) and leverage (debt/equity). MEASURES OF VALUE may include 1) price to sales ratios, 2) price to cash flow ratios, 3) price to earnings ratios, 4) dividend yields, and 5) price to book value ratios.

RISK, in the sense of market risk, refers to the possibility that an asset might lose value or not gain value because of price fluctuations. There are virtually riskless investments, such as Treasury bills and low-risk investments like short-term high quality bonds. Medium- and high-risk investments include stocks, bonds, options, etc. A fundamental principle of finance is that investors make riskier investments because they expect higher returns over time.

RUSSELL 2000 INDEX tracks the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 includes the largest 3,000 United States companies as

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determined by market capitalization. The index represents 98% of the U.S. equity market. Source: Frank Russell Company

RUSSELL MIDCAP INDEX measures the performance of the smallest 800 securities in the Russell 1000 Index, ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the total market capitalization of the Russell 1000. Source: Frank Russell Company

S&P 500 COMPOSITE STOCK PRICE INDEX is a market value weighted benchmark of common stock performance. The S&P Composite Index includes 500 stocks in 87 industries and represents over 70% of the total U.S. equity market. Source:
Standard & Poor's Securities

S&P SMALL CAPITALIZATION 600 INDEX is a market value weighted benchmark of 600 smaller capitalization common stocks. Source: Standard & Poor's Securities

SMALL CAPITALIZATION (see Large Capitalization)

STANDARD DEVIATION is a statistical measure, often used to evaluate market risk. Standard deviation compares the volatility or variation of all the individual returns to the average return of an investment over a time period. The bigger the price fluctuations, the higher the variation and the riskier the return.

VALUATION MEASURES are used to determine the relative worth of a company. They include, for example, 1) price to sales ratios, 2) price to cash flow ratios, 3) price to earnings ratios, 4) dividend yields, and 5) price to book value ratios.

VALUE STOCKS are companies that are cheap relative to their economic book value or adjusted net worth. These companies typically have low price to stated book value ratios, low price to earnings ratios, relatively high dividends, and low price to sales ratios.

WEIGHTED AVERAGE MATURITY is the remaining life of all the bonds in a portfolio adjusted for the size of each holding. If you held 60% of your investment in Bond A, which matured in 4 years, and 40% in Bond B, maturing in 2 years, your average weighted maturity would be 3.2 years (60% of 4 plus 40% of 2).

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MANAGER
Towneley Capital Management, Inc.
470 Park Avenue South
16th Floor
New York, New York 10016
www.towneley.com

SHAREHOLDER
SERVICING AGENT
Eclipse Financial Services, Inc.
P.O. Box 2196
Peachtree City, Georgia 30269
Telephone: 800.872.2710
In Georgia: 770.631.0414

CUSTODIAN
State Street

TRANSFER AGENT
National Financial Data Services
330 West 9th Street
Kansas City, Missouri 64105

WEBSITE
Visit our website at www.eclipsefund.com
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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.